UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule l4a-l2
STANDARD MOTOR PRODUCTS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules l4a-6(i)(1) and 0-11.

2025 PROXY STATEMENT
AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2025
STANDARD MOTOR PRODUCTS, INC.
37-18 Northern Blvd.
Long Island City, New York 11101
April 15, 2025
To Our Shareholders:
We are pleased to invite you to attend the Annual Meeting of Shareholders of Standard Motor Products, Inc. The
Annual Meeting will be held online at www.virtualshareholdermeeting.com/SMP2025 on Thursday, May 15, 2025 at 2:00
p.m. (Eastern Daylight Time).
At the Annual Meeting, you will be asked to vote on the proposals described in the enclosed Notice of Annual
Meeting of Shareholders and Proxy Statement. You will also find enclosed a form of proxy to facilitate voting your shares and our Annual Report to Shareholders, which includes our Form 10-K for our 2024 fiscal year.
YOUR VOTE IS IMPORTANT! The Board of Directors appreciates and encourages shareholder participation in the Company’s affairs and invites you to participate in the Annual Meeting. If you cannot participate, we encourage you to ensure that your shares are represented at the Annual Meeting by taking a moment to complete, sign and return the enclosed proxy using the accompanying postage-prepaid envelope, or to transmit your voting instructions online or by telephone by following the instructions printed on the enclosed proxy.
On behalf of the Board of Directors, thank you for your continued support of the Company.

Sincerely,

Eric P. Sills
Chairman of the Board,
Chief Executive Officer & President
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15,
2025—this Proxy Statement and the Annual Report are available at smpcorp.com under “For Investors—Financial
Presentations & Documents.”
STANDARD MOTOR PRODUCTS, INC.
37-18 Northern Blvd.
Long Island City, New York 11101
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2025
To Our Shareholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of STANDARD MOTOR PRODUCTS,
INC. (the “Company”) will be held online at www.virtualshareholdermeeting.com/SMP2025 on Thursday, May 15, 2025
at 2:00 p.m. (Eastern Daylight Time). The Annual Meeting will be held for the following purposes:
1.To elect eight directors of the Company, all of whom shall hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;
2.To approve the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan;
3.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
4.To consider and vote upon a non-binding, advisory resolution approving the compensation of our named executive officers; and
5.To transact such other business as may properly come before the Annual Meeting.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The
Board of Directors has fixed the close of business on April 4, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
Whether or not you plan to attend the Annual Meeting online, please vote your shares by following the instructions printed on the enclosed proxy, or by completing, signing and returning the proxy in the enclosed postage-
prepaid envelope. The enclosed proxy is solicited by the Board of Directors of the Company.

By Order of the Board of Directors

Carmine J. Broccole
Chief Legal Officer & Secretary
Long Island City, New York
April 15, 2025
i
STANDARD MOTOR PRODUCTS, INC.
37-18 Northern Blvd.
Long Island City, New York 11101
ii
STANDARD MOTOR PRODUCTS, INC.
37-18 Northern Blvd.
Long Island City, New York 11101
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 15, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders to be held on May 15, 2025 or at any adjournment thereof. This Proxy
Statement is being distributed to shareholders on or about April 15, 2025, along with a proxy and our 2024 Annual Report.
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING
Where and when is the Annual Meeting?
Our Annual Meeting will be held online at
www.virtualshareholdermeeting.com/SMP2025 on
Thursday, May 15, 2025 at 2:00 p.m. (Eastern
Daylight Time).
Shareholders who participate remotely will be able to
listen to a broadcast of the meeting, submit questions
and vote their shares during the course of the meeting.
Please refer to the question “How do I vote my
shares?” below for information on how to vote.
Instructions on how to attend and participate remotely
in our Annual Meeting are available at
www.virtualshareholdermeeting.com/SMP2025. To
log into the meeting website, you will need to enter the
control number included on your proxy card or on the
instructions that accompanied your proxy materials. If
you encounter any technical difficulties, please call the
technical support numbers identified on the meeting
website.
Who can vote at the Annual Meeting?
You may vote your shares of Common Stock at our
Annual Meeting if you were a shareholder at the close
of business on April 4, 2025, the record date for our
Annual Meeting.
The total number of shares of Common Stock
outstanding and entitled to vote on April 4, 2025 was
22,741,511. Holders of Common Stock have the right
to one vote for each share registered in their names as
of the close of business on the record date.
What is the quorum requirement for the Annual
Meeting?
In order to conduct business at our Annual Meeting,
our By-Laws require the presence in person or by
proxy of shareholders holding a majority of the
outstanding shares of Common Stock entitled to vote.
Shareholders who participate remotely by means of
electronic communication will be deemed to be
present in person at the meeting. If a quorum is not
present, a vote cannot occur, and our Annual Meeting
may be adjourned to a subsequent date for the purpose
of obtaining a quorum. Proxies voted as “withheld,”
abstentions and broker non-votes are counted for the
purpose of determining whether a quorum is present.
How do I know whether I am a registered
shareholder or a beneficial shareholder?
You are a registered shareholder if your shares of
Common Stock are registered directly in your name
with our transfer agent, Computershare Trust
Company, N.A.

You are a beneficial shareholder if your shares are
held in an account at a bank, broker or other holder of
record (also referred to as holding shares “in street
name”).
What is the effect of not casting my vote?
If you are a registered shareholder and you do not vote
your shares, your shares will not be taken into
consideration in determining the outcome of the
matters that are acted upon.
If you are a beneficial shareholder and you do not
instruct your bank or broker how to vote your shares,
under the rules of the New York Stock Exchange, your
bank or broker will only be able to vote your shares on
the ratification of KPMG LLP as our independent
registered public accounting firm (Proposal No. 3).
Your bank or broker will not be able to vote your
shares on the election of directors (Proposal No. 1),
the resolution to approve the Standard Motor Products,
Inc. 2025 Omnibus Incentive Plan (Proposal No. 2),
the advisory resolution to approve the compensation of
our named executive officers (referred to as a “say-on-
pay” vote) (Proposal No. 4), or any other matters that
properly come up at the meeting, resulting in “broker
non-votes” on those items.
How do I vote my shares?
Registered shareholders may vote by one of the
following ways:
Vote by Mail: Complete, sign and return your proxy
card in the enclosed postage-paid envelope.
Vote Online at the Meeting: Attend the Annual
Meeting online, or appoint a personal representative
with an appropriate proxy, to vote at the meeting.
Vote Online before the Meeting: Go to the website
identified on your proxy card, and follow the
instructions stated on your proxy card and the website
to vote.
Vote by Telephone: Call the telephone number
identified on your proxy card to vote by telephone.
You will need to follow the instructions on your proxy
card and the voice prompts.
If you vote online or by telephone, your electronic
vote authorizes the named proxies to vote on your
behalf in the same manner as if you completed, signed
and returned your proxy card. If you vote online or by
telephone, you do not need to return your proxy card.
If you are a beneficial shareholder, you will receive
instructions from your bank, broker or other holder of
record that you must follow in order to have your
shares voted.
Can I change my vote after I have voted?
Proxies are revocable at any time before they are
exercised at our Annual Meeting. If you are a
registered shareholder and you originally voted by
mail, Internet or telephone, you may revoke your
proxy by:
•completing and returning a timely and later-
dated proxy card, or using the Internet or
telephone to timely transmit your later voting
instructions;
•voting during the course of the Annual
Meeting; or
•contacting Carmine J. Broccole, Secretary of
the Company, at the following address to
notify him that your proxy is revoked:
Standard Motor Products, Inc.
37-18 Northern Blvd.
Long Island City, NY 11101
Email: financial@smpcorp.com
Fax: 718-784-3284
If you are a beneficial shareholder, you must follow
the directions provided by your bank, broker or other
holder of record to change or revoke any prior voting
instructions.

What are my voting options and how does the Board recommend that I vote?

Proposal	Voting Options	Board of Director’s Recommendation
1.Election of Directors	For All, Withhold All, or For All Except Any Individual Nominee	For All

2. Approval of the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan	For, Against, or Abstain	For

3. Ratification of the appointment of KPMG LLP	For, Against, or Abstain	For

4. Advisory Vote on the Compensation of our Named Executive Officers	For, Against, or Abstain	For
In the absence of instructions, proxies will be voted in accordance with the recommendation of the Board of Directors of the Company with respect to Proposals No. 1 through 4, and in accordance with the best judgment of the individuals named as proxies with respect to any other matter properly brought before the meeting.
What vote is required to approve of each proposal?
Proposal No. 1: Nominees receiving a plurality of the
votes cast will be elected as directors.
Proposals No. 2-4: The number of votes cast FOR
must exceed the number of votes cast AGAINST the
proposal. Only those votes cast FOR or AGAINST a
proposal will be counted to determine the results of the
vote. Abstentions and broker non-votes will not count
as votes cast.
Your vote on Proposal No. 4 is advisory, meaning it
will not be binding on the Board of Directors or the
Company; however, the Board will take the voting
results into consideration when making future
decisions regarding executive compensation.
Who will pay the expenses of this proxy
solicitation?
The Company will pay all expenses in connection with
the solicitation of proxies by our Board of Directors
for use at our Annual Meeting. We will also pay
banks, brokers or other holders of record their out-of-
pocket and reasonable clerical expenses incurred in
sending our proxy materials to beneficial owners for
the purpose of obtaining their proxies.
How will the Company solicit proxies?
We will primarily solicit proxies by mail; however,
certain of our directors, officers or employees may
solicit by telephone, electronically or by other means
of communication. Our directors, officers and
employees will receive no additional compensation for
any such solicitation. We do not expect to engage any
paid solicitors to assist us in the solicitation of proxies.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board of Directors recommends that you vote “FOR ALL” of our director nominees.
At our Annual Meeting, our shareholders will have the opportunity to vote to elect eight directors to hold office until our next annual meeting of shareholders and until their successors are duly elected and qualified. All nominees are currently directors of the Company.
Information Regarding Nominees
The following paragraphs provide information about our director nominees. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should serve as a director, we believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Each nominee has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to serve the Company and our Board. Finally, we value their significant experience on other public company boards of directors and board committees. Our nominees, collectively, possess diverse professional experiences and skills, including business leadership, automotive, finance and accounting, government and public policy, information technology and cybersecurity, supply chain management and logistics, human capital management, sustainability, culture and engagement.
Each person listed below has consented to be named as a nominee and agreed to serve if elected. If any of those named are not available for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes unless the Board chooses to reduce the number of directors. Management is not aware of any circumstances that would render any nominee listed below unavailable.
You may read more about the process our Nominating and Corporate Governance Committee undertook to select our director nominees on page 23 under the heading “Nominating and Corporate Governance Committee.”
Director Skills & Demographics
The following tables provide a summary of the skill sets and backgrounds of our director nominees. You may find additional information about each nominee in the director biographies that follow this table.

	J. Burke	A. Capparelli	P. Forbes Lieberman	P. McClymont	J. McDonnell	A. Norris	P. Puryear	E. Sills
KNOWLEDGE, SKILLS & EXPERIENCE
Executive Management Experience	●	●	●	●	●	●	●	●
Financial Acumen	●	●	●	●	●	●	●	●
Risk Management	●	●	●	●	●	●	●	●
Automotive Industry	●		●	●				●
Strategic Planning/Oversight	●	●	●	●	●	●	●	●
Mergers & Acquisitions	●		●	●				●
International	●	●	●	●	●	●	●	●
Sustainability/Culture and Engagement		●	●		●	●	●	●
Information Technology/ Information Security	●	●	●	●		●

Board Composition
INDEPENDENCE	TENURE	AGE	DEMOGRAPHICS
75%	8 years	62	50%
Independent under NYSE standards and SEC rules	Average years of service	Average age	Gender or race/ethnicity

Mr. Sills has served as a director of the Company and our Chief Executive Officer since March 2016, and as our President since February 2015. In May 2023, Mr.
Sills was appointed the Chairman of the Board of the Company. Prior to serving as our President, Mr. Sills served as our Vice President Global Operations from
2013 to 2015, and our Vice President Engine Management Division from 2006 to
2013. From 1991 to 2006, Mr. Sills served in various capacities in our Company, including as General Manager – LIC Operations, Director of Product
Management, and Plant Manager – Oxygen Sensor Business Unit. Mr. Sills has
completed an Advanced Management Program at Harvard Business School, and
holds an M.B.A. from Columbia University and a B.A. from Bowdoin College.
Mr. Sills’ qualifications to serve as a director include his extensive knowledge of our business and its operations, and the experience that he has acquired throughout his over thirty year career in the automotive aftermarket industry and our
Company. Mr. Sills has served in a variety of management positions across our organization, in which he has cultivated strong financial experience, corporate governance insight and extensive leadership, strategy and risk management skills.
As our Chief Executive Officer, he has developed and executed global strategies to expand the Company’s footprint and its customer base. His demonstrated experience and success earned Mr. Sills recognition as a leader in the automotive aftermarket industry, and he has been awarded the 2022 Automotive Aftermarket
Suppliers Association Member Advocacy Award (which recognizes his advocacy efforts on behalf of the automotive aftermarket). Mr. Sills previously served two terms as Chairman of the Board of Governors of the Automotive Aftermarket
Suppliers Association from 2017 to 2024, and currently continues to serve on its advisory board. Mr. Sills has also testified before Congress on behalf of the manufacturing community on supply chain challenges and investing to strengthen
American manufacturing and competition. In addition, we believe Mr. Sills’
qualifications to serve as a director include his and his family’s significant ownership interest in the Company, which serves to align his interests with the interests of our other shareholders, and the fact that he represents the fourth generation of the Sills family which established the Company in 1919.
Eric P. Sills
Chairman of the Board,
Chief Executive Officer &
President
Age 56
Director Since 2016

Alisa C. Norris
Presiding Independent
Director
Age 55
Director Since 2012
Ms. Norris has served as our Presiding Independent Director since May 2023 and as a director of the Company since October 2012. Ms. Norris also serves as a director of Vita-Mix Corporation, where she serves as its Lead Independent
Director and Chair of its Compensation and Human Capital Management
Committee, and also as a director of CP Direct. Ms. Norris previously served in several leadership positions including: (i) Chief Marketing and Communications
Officer at JDRF International, where she was responsible for marketing, communications and digital growth, leading the organization’s digital transformation; (ii) Chief Marketing Officer of R.R. Donnelley & Sons Company,
where she was responsible for all aspects of marketing and communications; (iii)
Chief People Officer of Opera Solutions, LLC, a leading predictive analytics company, where she was responsible for global staff operations and human capital management; (iv) Senior Vice President and a founding member of Zeborg, Inc.;
and (v) a strategy consultant and Partner at Mitchell Madison Group. Ms. Norris holds an MBA from Harvard Business School and a BA from Trinity College, where she was Phi Beta Kappa.
Ms. Norris’ qualifications to serve as our Presiding Independent Director include her significant leadership roles across a broad range of industries including industrial, information technology services, and financial services, where she led first-ever transformations of business strategy and operations. Her board leadership is defined by a focus on driving business transformation in complex environments and championing innovation and growth acceleration. Her executive level positions have afforded her global experience in defining and implementing corporate governance structures, growth strategies, digital transformation, and engaging customer and employee experiences. Ms. Norris has also successfully architected and led strategy and brand positioning initiatives, and cultural and change management efforts. In addition, Ms. Norris successfully led a subcommittee of our Board to implement succession planning and refreshment of the Board. Ms. Norris’ knowledge in developing and managing operational resources in marketing, communications, talent management culture provides our
Board with valuable leadership as the Company continues to grow and evolve its strategies and initiatives in these areas. Additionally, her unique understanding of the relationship between strategy, brand, high-performance and respectful cultures provide unique insights to the Board. Ms. Norris’ qualifications were recognized when she was chosen as a member of the 2023 Class of “Directors to Watch” in the midyear edition of Directors & Boards and as a member of BoardProspects’
2025 “100 Women Leaders in the Boardroom.”

Mr. Burke has served as a director of the Company since December 2022 and as our Chief Operating Officer since January 2019. Mr. Burke also served as our
Chief Financial Officer from 1999 to September 2019, our Executive Vice
President Finance from 2016 to January 2019, as well as our Vice President
Finance, Director of Finance, Chief Accounting Officer, and Corporate Controller.
Mr. Burke has completed an Executive Education program at Ross School of
Business, University of Michigan, and holds an MBA from University of New
Haven and a BBA from Pace University.
Mr. Burke’s qualifications to serve as a director include his more than forty years of experience in the automotive industry and with the Company, during which he has been integrally responsible for the Company’s corporate strategy, executive management, operations, and building investor relations, which grant him perspective into the most important issues investors in our industry have. Mr.
Burke has a proven ability to effectively oversee and address all domestic and international issues and risks that our business faces through strategic growth initiatives, which also maximize the value of the Company’s investments and strategies. Additionally, Mr. Burke’s significant experience in finance and accounting enable him to offer valuable insight on matters of complex financial analysis and reporting. The Board also greatly benefits from his intimate working knowledge of our day-to-day business, plans, strategies and initiatives, including all aspects of our mergers & acquisitions process and business integration plans.
Mr. Burke’s experience and high level of commitment to the Board, our business, our team members and our shareholders make him a valuable member to the
Board.
James J. Burke
Director &
Chief Operating Officer
Age 69
Director since 2022
Mr. Capparelli has served as Co-Chair of the Strategic Planning Committee since
May 2023 and as a director of the Company since April 2022. Mr. Capparelli also serves as the Vice President and General Manager of Lifecycle Head of Regions
of Rockwell Automation, Inc., an industrial automation and digital transformation company, which is included within the S&P 500 Index, and serves as an advisory board member of the Industrial Equipment Advisory Board of Technology and
Service Industry Association. Mr. Capparelli previously served as Rockwell
Automation President, Americas Region from October 2020 to January 2022 and
President, Latin America Region from 2016 to September 2020. Prior to such time, Mr. Capparelli held numerous roles of increasing responsibility at leading sales, engineering and services businesses, and his experience includes strategy development and execution, risk management, financial management, go-to-
market evolution, marketing, operations, and customer support organization. Mr.
Capparelli holds a BS in Electrical Engineering from Universidad Nacional de
Mar del Plata (Argentina), and a Post Graduate degree in Business Management and Strategy from the University of Wisconsin—Milwaukee.
Mr. Capparelli’s qualifications to serve as a director include his many years of international, executive leadership experience in industrial automation and digital transformation including smart manufacturing, IOT and Industry 4.0 across multiples customer segments and industries. Mr. Capparelli’s leadership in the creation and development of strategies that achieve business outcomes combining technology and domain expertise to maximize productivity, safety and sustainability of business investment in critical areas, including digital engineering, connected operations, analytics, cybersecurity and automation make him a valuable member to our Board. Also, Mr. Capparelli’s qualifications include leading efforts to foster workplace culture and strengthen organizational engagement with local communities. Furthermore, the Board benefits from his insight into key geographic markets served by the Company, and his successful track record overseeing business development and the implementation of strategic growth initiatives in these markets, including the United States, Canada, Mexico, the Caribbean and Central and South America.
Alejandro C. Capparelli
Director
Age 56
Director Since 2022

Ms. Forbes Lieberman has served as Chair of the Audit Committee since May
2022 and as a director of the Company since August 2007. Ms. Forbes Lieberman also serves as a director and Chair of the Audit Committee of John B. Sanfilippo
& Son, Inc., a leading processor and distributor of nut products, and on the board of privately held Diamond Blade Warehouse. Previously, Ms. Forbes Lieberman
served as a director of A.M. Castle & Co. and VWR Corporation. Ms. Forbes
Lieberman’s executive leadership experience includes her serving as: (i) interim
Chief Operating Officer of Entertainment Resource, Inc.; (ii) President, Chief
Executive Officer, Chief Operating Officer and Chief Financial Officer and
member of the Board of Directors of TruServ Corporation (now known as True
Value Company); (iii) Chief Financial Officer at each of ShopTalk Inc., The
Martin-Brower Company, LLC, and Fel-Pro, Inc.; and (iv) an automotive industry consultant. Ms. Forbes Lieberman is a Certified Public Accountant and began her career at PricewaterhouseCoopers LLP. Ms. Forbes Lieberman holds an MBA from Kellogg School of Management, Northwestern University and a BS
Accountancy from the University of Illinois.
Ms. Forbes Lieberman’s qualifications to serve as a director include her extensive executive leadership and financial and managerial experience. Her service as
Chief Executive Officer, Chief Operating Officer and Chief Financial Officer for
global manufacturing, distribution, retail and automotive companies make her a valuable asset to our Board, and has provided her with a wealth of knowledge in dealing with corporate strategy, operations, finance, M&A, organization culture, crisis management, risk management, change management, communications, compensation, and corporate governance matters. In addition, her financial expertise, including experience in public and financial accounting matters, compensation plans, financings, logistics, and business strategy, provide valuable insight to our Board.
Pamela Forbes
Lieberman
Director
Age 71
Director Since 2007

Mr. McClymont has served as Co-Chair of the Strategic Planning Committee since May 2022 and as a director of the Company since February 2017. Mr.
McClymont also serves as the Chief Financial Officer of Hagerty, Inc. since
September 2022. Prior to joining Hagerty, Mr. McClymont served as Chief
Financial Officer of Orchard Technologies, Inc. from June 2021 to September
2022, Executive Vice President and Chief Financial Officer of IMAX Corporation
from 2016 to May 2021, as well as Executive Vice President and Chief Financial
Officer of Sotheby’s and as a Partner and Managing Director of Goldman, Sachs
& Co., where he was a member of the Investment Banking Division. Mr.
McClymont holds an MBA from The Amos Tuck School, Dartmouth College and a BS, with distinction, from Cornell University.
Mr. McClymont’s qualifications to serve as a director include his expertise in investment banking, financial, and corporate strategy matters. His executive and leadership experience, including as Chief Financial Officer at various corporations and as a Managing Director of a prominent investment banking firm, provide the
Board with valuable insight in the areas of accounting, tax, treasury, finance, investor relations, international strategy, operations, securities, and risk management. His extensive knowledge in these areas, and his familiarity with the automotive industry, both domestically and abroad, make him a valuable member to our Board.
Patrick S. McClymont
Director
Age 55
Director Since 2017
Mr. McDonnell has served as Chair of the Nominating and Corporate Governance
Committee since May 2022 and as a director of the Company since October 2012.
Mr. McDonnell also serves as the President of the University of Maine at
Farmington. In addition, Mr. McDonnell previously served as a Professor of
Public Policy and Management at the University of Southern Maine’s Edmund S.
Muskie School of Public Service, where he lectured on organizational leadership, crisis and risk management, and argumentation, advocacy, and governance, among other subjects, and as a Founding Director, Faculty Fellow and member of the board of the University of Southern Maine’s Confucius Institute. Mr.
McDonnell previously served in several leadership positions in the academic and private sectors including: (i) Provost and Vice President of Academic Affairs and
as Dean of the College of Management and Human Service, each position at the
University of Southern Maine; (ii) Interim Dean of the College of Business at
Stony Brook University; (iii) President and Chief Executive Officer of the New
York International Commerce Group, Inc., which provides services for companies doing business in China; and (iv) Senior Vice President at the Long Island
Lighting Company, a large gas and electric utility company. Mr. McDonnell holds an Executive Program Certificate from Harvard Business School, a PhD in
Communications from the University of Southern California, and an MA and BA from Stony Brook University.
Mr. McDonnell’s qualifications to serve as a director include his significant experience in academia teaching and publishing articles on business administration, strategy, workforce development, crisis and risk management, and the development of management-level personnel, as well as his various leadership positions at foreign and domestic companies. Mr. McDonnell also has significant experience in sustainability matters leading a multi-million dollar initiative at the
University of Maine at Farmington to increase energy efficiency and eliminate the use of fossil fuels on campus. Additionally, Mr. McDonnell has extensive knowledge of Chinese business and culture having lectured, published articles, and developed academic programs focused on China for more than twenty years, including founding a Confucius Institute at the University of Southern Maine. His
research on the globalization and digitization of the economy, and complex trade relationships among the United States, Europe and China provide a unique perspective in these areas and enhance the Board’s understanding of the risks the
Company faces due to its global operations.
Joseph W. McDonnell
Director
Age 73
Director Since 2012

Pamela S. Puryear, PhD, has served as Chair of the Compensation and
Management Development Committee since May 2023 and as a director of the
Company since December 2021. Dr. Puryear also serves as a director of
SpartanNash Company, where she has served as Chair of the Compensation
Committee and as a member of the Nominating and Corporate Governance
Committee since May 2024, and was a member of the Audit Committee until May
2024. Previously, Dr. Puryear served as a director of NextGen Healthcare, Inc.
and Rockley Photonics Holdings Limited. Dr. Puryear is a business executive with
35 years of global experience in financial services, consulting, healthcare and retail. From 2009 to 2021, Dr. Puryear held several executive leadership roles, including: (i) Executive Vice President, Global Chief Human Resources Officer at
Walgreens Boots Alliance; (ii) Senior Vice President, Chief Human Resources
Officer at Zimmer Biomet; (iii) Senior Vice President, Chief Talent Officer at
Pfizer Inc.; and (iv) Vice President, Organizational Development and Chief Talent
Officer at Hospira Inc. Prior to these roles, Dr. Puryear led an independent organizational development consulting practice for 12 years working globally and across industry sectors, including consumer products, financial services, healthcare, professional services and insurance. Dr. Puryear also spent her first 10 years post-MBA in financial services in the real estate investment advisor industry. Her success in these positions has earned her recognition as a business and human capital thought leader and various honors, including the 2021 “Elite
100” by Diversity Woman Magazine, which recognizes black women executives who lead and innovate complex transformations in corporate America. Dr.
Puryear was also inducted into the Executive Leadership Council (ELC), the preeminent member organization for Black Executives, in 2019. In 2023, Dr.
Puryear was recognized by WomenInc. Magazine as one of its 2023 Most
Influential Women Corporate Board Directors.
Dr. Puryear holds a Ph.D. degree in organizational psychology from California
School of Professional Psychology, an MBA degree from the Harvard Business
School, and a BA degree in psychology with a concentration in organizational behavior from Yale University. Dr. Puryear is a recognized business and human capital thought leader, currently serving as a member of the Advisory Board,
Human Capital Center at The Conference Board, a research think tank that delivers business insights to 1,000 public and private organizations in 60 countries.
Dr. Puryear’s qualifications to serve as a director include her track record of success in executive leadership positions across various global industries, and driving value creation through her expertise in human capital management, organizational development, operational excellence and innovation. Additionally,
Dr. Puryear has demonstrated knowledge and leadership with respect to environmental, social and governance issues, which will provide valuable insight and assist the Company in enhancing our corporate social responsibility strategies.
Pamela S. Puryear, Ph.D.
Director
Age 61
Director Since 2021

Emeritus Directors of the Board of Directors
Our Board of Directors may invite former members of the Board to serve from time to time as emeritus directors so that it may continue to receive their advice and counsel on matters before the Board. Emeritus directors provide advisory services and may be invited to attend meetings of the Board. However, emeritus directors do not have any voting rights, are not counted for quorum purposes, and shall not be considered a director for any purpose. Emeritus directors may receive, at the discretion of the Board, compensation for their advisory services, reimbursement for meeting travel expenses, and coverage under our medical, dental and vision insurance plans. Arthur S. Sills, Peter J. Sills, Lawrence I. Sills, and William
H. Turner currently serve as emeritus directors. Mr. Turner will retire as an emeritus director on the date of our 2025
Annual Meeting.
PROPOSAL NO. 2
APPROVAL OF THE STANDARD MOTOR PRODUCTS, INC. 2025 OMNIBUS INCENTIVE PLAN
Our Board of Directors recommends you vote “FOR” the approval of the Standard Motor Products, Inc. 2025
Omnibus Incentive Plan.
General
We are asking our shareholders to approve the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan (the
“Plan”), which was approved by our Board of Directors on February 24, 2025. If approved by our shareholders, the Plan will supersede the Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan and become the
Company’s only plan for providing stock-based incentive compensation to our employees, directors and other eligible persons. Approval of the Plan will not affect awards already granted under the Amended and Restated 2016 Omnibus
Incentive Plan nor the 2006 Omnibus Incentive Plan (together, the “Existing Plans”).
The following summary of certain material features of the Plan, as approved by our Board of Directors, is subject to the specific provisions contained in the full text of the Plan, as set forth in Appendix A attached hereto.
Purpose of Plan
The Plan will allow the Company, under the direction of the Compensation Committee or those persons to whom administration of the Plan has been delegated or permitted by law (the Governance Committee will make recommendations to the Compensation Committee concerning non-employee directors), to make grants of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance shares, performance units, cash-based awards and other stock-based awards, to eligible employees, directors, consultants, agents, advisors and independent contractors. The purpose of these stock awards is to attract and retain talented employees, directors and other eligible persons and further align their interests and those of our shareholders by linking a portion of their compensation with the Company’s performance.
Corporate Governance Best Practices
Our Board believes that the Plan aligns the Company’s equity compensation program with the interests of our shareholders and is consistent with principles of good corporate governance, including the following:
•Director Equity Compensation Limit: The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with all cash fees paid during the fiscal year to the non-employee director for service as a member of the Board, may not exceed $700,000 in total value.
•No “Evergreen” Provision: The Plan does not provide for automatic annual increases in the share reserve without shareholder approval.
•No Repricing: Stock options and SARs are not permitted to be repriced, repurchased (including by cash buyout), replaced or regranted under the Plan without stockholder approval.
•No Dividends or Dividend Equivalents on Unvested Equity Awards: The Plan explicitly prohibits the payment of dividends and dividend equivalents unless and until the vesting requirements of any equity award(s) are satisfied.

•Minimum Vesting Requirements: Awards under the Plan are subject to a minimum vesting period of one year from the date of grant, subject to narrow exceptions.
•No Excise Tax Gross-Ups: The Plan does not provide for any tax gross-ups.
•Clawback of Awards: Incentive-based compensation is subject to clawback recovery as provided under the Company’s Clawback Policy, as described in more detail under “Clawback Policy” on page 39.
•Stock Ownership Guidelines: Equity awards under the Plan are subject to the Company’s Stock
Ownership Guidelines, as described in more detail under “Stock Ownership Guidelines” on page 39.
Burn Rate
The Company recognizes the dilutive impact of our equity plans on our shareholders and continuously strives to balance this concern with the benefits associated with providing equity-based compensation and the competition for talent.
In determining the number of shares to be reserved for issuance under the Plan, the Company reviewed its historical grant practices, including its annual burn rate, and the potentially dilutive impact of the Plan, as described below.
The following table provides information on our burn rate under the Existing Plans for the last three fiscal years.

Burn Rate Information	2024	2023	2022
Restricted Stock Granted	199,510	165,125	179,825
Performance Shares Earned & Vested	30,753	76,887	73,317
Total Equity Awards (1)	230,263	242,012	253,142
Weighted Average Common Shares Outstanding (Basic)	21,801,141	21,716,177	21,683,719
Burn Rate (2)	1.1%	1.1%	1.2%
      ______________________________________________________________________
(1) Represents the sum of the total number of restricted stock (standard awards and long-term retention awards)
granted and the total number of performance shares earned and vested in the applicable fiscal year.
(2) Calculated by dividing (x) the sum of the total number of restricted stock (standard awards and long-term retention awards) granted and the total number of performance shares earned and vested in the applicable fiscal year (Row titled “Total Equity Awards”) by (y) the Weighted Average Common Shares Outstanding (Basic) at the
applicable fiscal year-end.

Dilution
In evaluating the potentially dilutive impact of the Plan, the Company considered the dilution that would result from the issuance of shares pursuant to outstanding unvested equity awards under the Existing Plans plus the issuance of the maximum number of shares that would be authorized under the Plan. The Company believes the potential dilution to shareholders is reasonable and sustainable to meet its business goals.

Dilution Information	2024
Total Equity Awards Outstanding (1)	929,024
Total Number of Shares Available for Future Grant under the Existing Plans and the new Plan	1,050,000
Common Shares Outstanding as of the Record Date	22,741,511
Dilution (2)	8.01%
                    _________________________________________________________
(1) Represents the total number of shares to be issued under outstanding unvested awards of restricted stock (standard awards and long-term retention awards) and performance shares granted under the Existing Plans, assuming the achievement of the target level of performance shares.

(2) Calculated by dividing (x) the sum of Total Equity Awards Outstanding and Total Number of Shares Available for
Future Grant under the Existing Plans and the new Plan by (y) the sum of Common Shares Outstanding as of the
Record Date, Total Equity Awards Outstanding, and Total Number of Shares Available for Future Grant under the
Existing Plans and the new Plan.
Key Terms
The following is a summary of the key provisions of the Plan, as approved by our Board of Directors.

Plan Term:	May 15, 2025 to May 15, 2035
Eligible Participants:
All of our employees, directors, consultants, agents, advisors and independent contractors are eligible to receive awards under the Plan, provided they render services to the Company. The
Compensation Committee will determine which individuals will participate in the Plan. As of
April 4, 2025, there were approximately three hundred and twenty employees and six non-
employee directors who would be eligible to participate in the Plan.

Shares Authorized:
Subject to adjustment for certain corporate events or transactions, as described below, the maximum number of shares authorized for issuance under the Plan will be 1,050,000 less one share for every one share subject to an award granted under the Existing Plans after December
31, 2024 and prior to May 15, 2025. Shares related to awards granted under the Existing Plans or this Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, which are settled in cash in lieu of shares, or which are exchanged with the Compensation Committee’s approval, in all cases prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the Plan. In no event, however, will the following shares again become available for awards or increase the number of shares available for grant under the Plan: (i) shares tendered by the participant in payment of the exercise price of an option; (ii) shares withheld from exercised awards for tax withholding purposes; (iii) shares subject to a SAR that are not issued in connection with the settlement of that
SAR; and (iv) shares repurchased by the Company with proceeds received from the exercise of an option. Of the shares available in the pool, the maximum number of shares that may be issued pursuant to incentive stock options under this Plan shall be 1,050,000 shares.

Award Types:
(a) Non-qualified and incentive stock options;
(b) Stock appreciation rights (“SARs”);
(c) Restricted stock and restricted stock units;
(d) Performance shares and performance units;
(e) Cash-based awards; and
(f) Other stock-based awards.

Minimum Vesting Requirements:
Vesting schedules will be determined by the Compensation Committee at the time that each award is granted, subject to the minimum vesting requirements described below.
Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii)
shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the
Plan, subject to adjustment  to reflect stock splits and other corporate events or transactions; and, provided, further, that the foregoing restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability, other termination of employment, or a change in control.

Award Terms:
Each option granted shall expire at such time as the Compensation Committee shall determine at the time of grant but shall not be exercisable later than the tenth (10th) anniversary date of its grant. The term of any SAR granted shall be determined by the Compensation Committee but shall not be exercisable later than the tenth (10th) anniversary date of its grant.
Notwithstanding the foregoing, in the event that on the last business day of the term of any SAR or an option (other than an incentive stock option) (x) the exercise of the SAR or option is prohibited by applicable law or (y) shares may not be purchased or sold by certain executive officers, employees or other eligible participants due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the
Company, the Compensation Committee may provide that the term of the SAR or option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR or option at the date the initial term would otherwise expire is above the fair market value.

Repricing Prohibited:
Options and SARs granted under the Plan may not be repriced, repurchased (including by cash buyout), replaced or regranted through cancellation or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, without the approval of our shareholders.

Non-employee Director Awards
If the Plan is approved by shareholders at the Annual Meeting, it is anticipated that each non-employee director will receive on the date of each annual meeting of shareholders a restricted stock award of shares of Common Stock equal in value to $125,000, based on the fair market value of the Company’s Common Stock as of the date of the award. The restricted stock awards will vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, so long as the director remains continuously in office. Non-employee directors will also be eligible to receive other types of awards under the
Plan, but such awards are discretionary. In the event of a non-employee director’s death or disability, or upon a change of control of the Company, then all of the shares of restricted stock will accelerate and become vested in full.
Additionally, the maximum number of shares subject to awards granted during a single fiscal year to any non-
employee director, taken together with all cash fees paid during the fiscal year to the non-employee director for service as a member of the Board, may not exceed $700,000 in total value. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board or for any non-employee director for the year in which the non-employee director is first appointed or elected to the Board.

New Plan Benefits
Except as described below, the following table sets forth information concerning the benefits or amounts under the
Plan that we can determine will be received by all current non-employee directors as a group on an annual basis.

Name and Position	Dollar Value ($)	Number of Shares
Non-employee directors as a group	$750,000	Fair market value on date of grant
The information in the above table is limited to the annual automatic restricted stock awards to be granted to our six non-employee directors in connection with the Annual Meeting. Future awards under the Plan to executive officers, employees or other eligible participants, and any future discretionary awards to non-employee directors in addition to those granted automatically, are discretionary and cannot be determined at this time. We therefore have not included any such awards in the table above.
Terms applicable to Stock Options and Stock Appreciation Rights
            The exercise price of stock options or SARs granted under the Plan may not be less than the fair market value of our Common Stock on the date of grant (or, with respect to incentive stock options in the case of a holder of more than
10% of our outstanding Common Stock, 110% of fair market value). On the record date, the closing price of the
Company’s Common Stock on the New York Stock Exchange was $23.30 per share. The Compensation Committee will determine at the time of grant the other terms and conditions applicable to such award, including exercisability and vesting, subject to the limitations described above.
Terms applicable to Grants of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share
Units and Other Stock-Based or Cash-Based Awards
            The Compensation Committee will determine the terms and conditions applicable to the granting of restricted stock, restricted stock units, performance shares, performance units and other stock-based or cash-based awards (including the grant of unrestricted shares). The Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock, restricted stock units, performance shares, performance units and other stock-based or cash-based awards contingent upon continued employment with the Company, the passage of time, or such performance criteria and the level of achievement as it deems appropriate.
Cash-Based Awards
            The Compensation Committee, at any time and from time to time, may grant cash-based awards to participants in such amounts and upon such terms as the Compensation Committee may determine. The Compensation Committee may establish performance goals in its discretion in connection with the grant of any cash-based awards.
Transferability
Awards granted under the Plan are not transferable other than by will or the laws of descent and distribution, and no award shall be subject, in whole or in part, to attachment, execution, or levy of any kind.  The Compensation Committee may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable or shares deliverable in the event of, or following, the participant’s death, may be provided.
Administration
The Compensation Committee will administer the Plan. Except as otherwise provided in the Plan, the
Compensation Committee will have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any award agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as it may deem necessary or proper. Such authority shall include, but not be limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the
Company, construing any ambiguous provision of the Plan or any award agreement, and, except as described below, adopting modifications and amendments to the Plan or any award agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its affiliates, and/or its subsidiaries operate.  All actions taken and all interpretations and determinations made by the Compensation Committee shall be final and binding upon the participants, the Company, and all other interested individuals.

The Compensation Committee may delegate such administrative duties or powers as it deems advisable to one or more of its members, the officers of the Company, its subsidiaries or affiliates, or its agents or advisors, and the
Compensation Committee and such delegates may employ one or more individuals to render advice with respect to any such administrative duties or powers. In addition, the Compensation Committee may authorize one or more officers of the
Company to do one or both of the following: (a) designate employees to be recipients of awards and (b) determine the size of any such awards; provided, however, (i) the Compensation Committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is considered an insider (as defined in the Plan); (ii) the resolution providing such authorization sets forth the total number of awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Compensation Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.
Amendments
            The Company’s Board of Directors may alter, amend, modify, suspend, or terminate the Plan and any related award agreement in whole or in part; provided, however, that (i) no options or SARs issued under the Plan will be re-priced, repurchased (including a cash buyout), replaced, or re-granted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR; (ii) any amendment of the Plan must comply with the rules of the New York Stock Exchange; and (iii) no material amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. The Compensation Committee may amend the Plan or an outstanding award agreement, but only to the extent deemed necessary or advisable by the
Compensation Committee for the purpose of conforming the Plan or award agreement to an applicable present or future law or administrative regulations thereunder.
Adjustments
            In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the
Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Compensation Committee may approve, in its discretion, an adjustment of the number and kind of shares available for grant under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards under the Plan, the exercise price or grant price of outstanding stock options and other awards, the Plan’s annual award limits, and other value determinations applicable to outstanding awards. The Compensation Committee may also make appropriate adjustments in the terms of any awards under the Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods.
Change of Control
The Plan provides that in the event of a change of control of the Company, except as otherwise provided in an award agreement, with respect to awards other than performance awards, unless a replacement award (as described below)
is provided to the participant or the Company’s stock continues to be traded on the New York Stock Exchange, (i)
outstanding options and SARs will become exercisable; (ii) outstanding awards subject to time-based vesting conditions shall vest in full and be free of restrictions; and (iii) the treatment of any other awards shall be as determined by the
Compensation Committee in connection with the grant thereof, as reflected in the applicable award agreement. If a replacement award is issued, the award shall continue subject to the terms of the replacement award. If following the change of control, the Company’s stock continues to be traded on the New York Stock Exchange, outstanding awards will continue in effect and be treated as replacement awards. With respect to performance awards, outstanding awards shall vest in full and be free of restrictions, with any performance criteria deemed earned at the “target” level, except to the extent that the performance criteria has previously been earned, in which case the award shall be deemed earned at the level previously determined. Notwithstanding the foregoing, if a replacement award is not provided to the participant, the
Compensation Committee may, in its sole discretion, determine that any or all outstanding awards will be cancelled and terminated and a payment of cash made or shares of stock delivered to participants, equal in value to the cancelled award.
Any replacement award must (a) have a value at least equal to the value of the replaced award; (b) relate to publicly traded equity securities of the Company or its successor in the change of control (or a publicly traded affiliate thereof); and (c) have other terms and conditions that are not less favorable to the participant than the terms and conditions of the replaced award. In addition, a replacement award must provide for accelerated vesting on termination of employment or other service other than for cause within two years after the change of control.

U.S. Tax Consequences
The following is a general summary as of the date of this Proxy Statement of certain United States federal income tax consequences to the Company and participants of awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the
Plan.
Non-Qualified Stock Options
A participant will realize no taxable income at the time a non-qualified stock option is granted under the Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares.
The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-
qualified stock option.
Incentive Stock Options
A participant will realize no taxable income, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the Company will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.
Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such
“disqualifying disposition” the Company will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant. If a participant disposes of shares subject to an incentive stock option before two years after the option was granted, or before one year after the ISO was exercised, this is a disqualifying disposition.
Stock Appreciation Rights
A grant of a SAR (which can be settled in cash or the Company’s Common Stock at the Company’s discretion)
has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value received is generally taxable to the participant as ordinary income, and the Company generally will be entitled to a corresponding tax deduction.
Restricted Stock
A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., the stock becomes vested) or (ii) makes a special (“Section 83(b)”) election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. The Company generally receives a tax deduction at the same time and for the same amount that is taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the participant disposes of the stock.

Restricted Stock Units
In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the restricted stock units at the time they vest. The Company generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes as ordinary income.
Performance Shares
The participant will not realize income when a performance share is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such shares on the later of earning or vesting of such shares. The Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.
Cash-Based Awards and Other Stock-Based Awards
The participant will recognize, as a general rule, ordinary income at the time of payment of cash or delivery of actual shares of Common Stock. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of Common Stock are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the participant.
PROPOSAL NO. 3
RATIFICATION OF THE APPOINTMENT OF KPMG LLP
Our Board of Directors recommends you vote “FOR” the ratification of KPMG as the Company’s independent registered public accounting firm.
The Audit Committee of our Board of Directors plans to appoint KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2025 fiscal year. Although the Company is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so and is asking shareholders to ratify the appointment of KPMG. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment.
Representatives of KPMG are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.
Audit and Non-Audit Fees
The following table presents fees for professional services rendered by KPMG in the fiscal years ended December
31, 2024 and 2023.

	2024	2023
Audit fees	$2,207,100	$2,179,600
Audit-related fees(1)	30,600	32,800
Tax fees(2)	222,000	178,800
All other fees	—	—
Total	$2,459,700	$2,391,200
_______________________________________________________
(1)Audit-related fees consisted principally of fees for services related to social security obligations in Mexico.
(2)Tax fees consisted principally of fees for services related to U.S. and international tax return preparation services, tax consulting, transfer pricing and tax compliance.
In accordance with its charter, the Audit Committee approves the compensation and terms of engagement of the
Company’s independent auditors, including the pre-approval of all audit and non-audit service fees. All of the fees paid to the Company’s independent auditors described above were for services pre-approved by the Audit Committee.

PROPOSAL NO. 4
ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
Our Board of Directors recommends you vote “FOR” the approval of the non-binding, advisory resolution approving the compensation of our named executive officers.
At our Annual Meeting, our shareholders will have the opportunity to vote, on an advisory (non-binding) basis, to approve the compensation of our named executive officers, as disclosed in this Proxy Statement (referred to as a “say-on-
pay” vote). The say-on-pay vote is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. The
say-on-pay vote is an advisory vote that is not binding on the Company or the Board of Directors; however, the Board values the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions.
Our executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve annual and long-term performance goals necessary to create shareholder value. We avoid the use of highly leveraged incentives that may encourage overly risky, short-term behavior on the part of executives. We believe that our executive compensation program is reasonable, competitive and focused on pay for performance principles, as described more fully in the “Compensation Discussion and Analysis”
section, beginning on page 30 of this Proxy Statement.
Our Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the Company’s named executive officers. We utilize a combination of base pay, annual incentives and long-
term incentives. While we have generally targeted base pay to be at or near the median range, and each other component of executive compensation to be at or near the median range of similar-type compensation for our peer group, actual compensation of our named executive officers varies depending upon the achievement of pre-established performance goals. The annual cash incentive award is based on the achievement of both company-level financial performance and management performance, or management by objective goals (“MBO”). Actual award payouts may range from 0% to
200% of the target award amount, depending upon the level of achievement. Through stock ownership requirements and equity incentives, we also align the interests of our executives with those of our shareholders and the Company’s long-term interests. Our executive compensation policies have enabled us to attract and retain talented and experienced executives and have benefited the Company over time. We believe that the fiscal year 2024 compensation of each of our named executive officers was reasonable and appropriate, and aligned with the Company’s fiscal year 2024 results and achievement of the objectives of our executive compensation program.
The Company also has several governance policies in place to align executive compensation with shareholder interests and mitigate risks in its plans. These programs include our Stock Ownership Guidelines (including a mandatory post-vesting holding period, as described in the “Stock Ownership Guidelines” section on page 39), limited perquisites, use of tally sheets, and a clawback policy.
For the reasons discussed above, the Board of Directors unanimously recommends that shareholders vote in favor of the following non-binding resolution:
“RESOLVED, that the shareholders hereby APPROVE, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2025 Annual
Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation
Discussion and Analysis, compensation tables and the accompanying narrative discussion.”
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s Common
Stock as of April 4, 2025 by:
•each person who is known to the Company to be the beneficial owner of more than five percent of the
Company’s Common Stock;
•each director and nominee for director of the Company;
•each executive officer named in the Summary Compensation Table below; and
•all directors and executive officers as a group.

Name and Address	Amount and Nature of Beneficial Ownership (1)		Percentage of Class
BlackRock, Inc.	3,561,806	(2)	15.7%
55 East 52nd Street
New York, NY 10055
The Vanguard Group	1,655,886	(3)	7.3%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP	1,492,360	(4)	6.6%
Palisades West, Bldg. One
6300 Bee Cave Road
Austin, TX 78746
Royce & Associates, LP	1,295,997	(5)	5.7%
745 Fifth Avenue
New York, NY 10151
GAMCO Investors, Inc.	1,133,675	(6)	5.0%
One Corporate Center
Rye, NY 10580
Eric P. Sills	609,857	(7)	*
James J. Burke	87,947		*
Carmine J. Broccole	86,722		*
Dale Burks	62,656		*
Pamela Forbes Lieberman	52,406		*
Joseph W. McDonnell	31,947		*
Nathan R. Iles	29,655		*
Alisa C. Norris	25,247		*
Patrick S. McClymont	23,368		*
Alejandro C. Capparelli	10,564		*
Pamela S. Puryear	9,336		*
Directors and Officers as a group (15 persons)	1,130,538		5.0%
_______________________________________________________
*Represents beneficial ownership of less than one percent of the outstanding shares of Common Stock.
(1)Applicable percentage of ownership is calculated by dividing (a) the total number of shares beneficially owned by the shareholder by (b) 22,741,511 which is the number shares of Common Stock outstanding as of April 4, 2025
Beneficial ownership is calculated based on the requirements of the Securities and Exchange Commission
(“SEC”). Except as indicated in the footnotes to this table, the shareholder named in the table has sole voting power and sole investment power with respect to the shares set forth opposite such shareholder’s name. Unless otherwise indicated, the address of each individual listed in the table is c/o Standard Motor Products, Inc., 37-18
Northern Blvd., Long Island City, New York 11101.
(2)The information for BlackRock, Inc. and certain of its affiliates (“BlackRock”) is based solely on an amendment to its Schedule 13G filed with the SEC on January 22, 2024, wherein BlackRock states that it beneficially owns an aggregate of 3,561,806 shares of our Common Stock; BlackRock states that it has sole voting power for 3,479,416 shares, shared voting power for 0 shares, sole investment power for 3,561,806 shares and shared investment power for 0 shares.
(3)The information for The Vanguard Group and certain of its affiliates (“Vanguard”) is based solely on an amendment to its Schedule 13G filed with the SEC on January 31, 2025, wherein Vanguard states that it beneficially owns an aggregate of 1,655,885 shares of our Common Stock; Vanguard states that it has sole voting power for 0 shares, shared voting power for 37,391 shares, sole investment power for 1,599,008 shares and shared investment power for 56,878 shares.
(4)The information for Dimensional Fund Advisors LP and certain of its affiliates (“Dimensional”) is based solely on an amendment to its Schedule 13G filed with the SEC on February 9, 2024, wherein Dimensional states that it beneficially owns an aggregate of 1,492,360 shares of our Common Stock; Dimensional states that it has sole voting power for 1,466,761 shares, shared voting power for 0 shares, sole investment power for 1,492,360 shares, and shared investment power for 0 shares.
(5)The information for Royce & Associates, LP and certain of its affiliates (“Royce”) is based solely on an amendment to its Schedule 13G filed with the SEC on October 17, 2024, wherein Royce states that it beneficially owns an aggregate of 1,295,997 shares of our Common Stock; Royce states that it has sole voting power for
1,295,997 shares and sole investment power for 1,295,997.
(6)Each of the following reporting persons discloses in its Schedule 13D filed with the SEC on August 16, 2024, that it beneficially owns the following shares: GAMCO Asset Management Inc.: 658,025 shares, Gabelli Funds, LLC:
321,500 shares, Gabelli Foundation, Inc.: 7,200 shares, Keeley-Teton Advisors, LLC: 111,950 shares, MJG
Associates, Inc.: 1,000 shares, and Teton Advisors, LLC: 34,000 shares. Mr. Mario J. Gabelli discloses that he is deemed to have beneficial ownership of the shares owned beneficially by each of the foregoing persons, and
Associated Capital Group, Inc. (“AC”), GAMCO Investors, Inc. (“GBL”), and GGCP, Inc. (“GGCP”) disclose that they are deemed to have beneficial ownership of the shares owned beneficially by each of the foregoing persons other than Mr. Gabelli and the Gabelli Foundation, Inc. Each reporting person also discloses that it has sole voting power and sole investment power for the shares reported for it, except that (i) GAMCO Asset
Management does not have the authority to vote 6,300 of the reported shares, (ii) Gabelli Funds’ sole voting power and sole investment power with respect to the shares held by certain funds is subject to certain exceptions described therein, (iii) at any time, the proxy voting committee of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under certain circumstances, and
(iv) the power of Mr. Gabelli, AC, GBL, and GGCP is indirect with respect to shares beneficially owned directly by other reporting persons.
(7)Includes 175,594 shares of Common Stock held in a trust, of which Mr. Sills is trustee and his children are beneficiaries. Mr. Sills disclaims beneficial ownership of the shares.
CORPORATE GOVERNANCE
The Company’s Board of Directors has adopted policies and procedures that the Board believes are in the best interests of the Company and its shareholders as well as compliant with the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC, and the listing standards of the New York Stock Exchange. In particular:
•The Board has adopted Corporate Governance Guidelines;
•The Board has appointed a Presiding Independent Director, who is independent under the New York
Stock Exchange standards and applicable SEC rules;
•A majority of the Board and all members of the Audit Committee, Compensation and Management
Development Committee, and Nominating and Corporate Governance Committee are independent under the New York Stock Exchange standards and applicable SEC rules;
•The Board has adopted charters for each of the Committees of the Board and the Presiding Independent
Director;
•The Company’s Corporate Governance Guidelines provide that the independent directors meet at each
Board in executive session without management and that the Presiding Independent Director chairs the executive sessions;
•Interested parties are able to make their concerns known to non-management directors or the Audit
Committee by e-mail or by mail (see “Communications to the Board” section on page 25);

•The Company has a Corporate Code of Ethics that applies to all Company employees, officers and directors, and a Whistleblower Policy with a dedicated website and toll-free helpline that is operated by an independent third party and is available to any employee, supplier, customer, shareholder or other interested third party; and
•The Company has established Stock Ownership Guidelines, with post-vesting holding periods, that apply to its independent directors and executive officers.
Certain information relating to corporate governance matters can be viewed at smpcorp.com under “Our Company
– Governance – Charters & Policies.” Copies of the Company’s (1) Corporate Governance Guidelines, (2) charters for the
Audit Committee, Compensation and Management Development Committee, Nominating and Corporate Governance
Committee, Strategic Planning Committee, and the Presiding Independent Director, and (3) Corporate Code of Ethics and
Whistleblower Policy are available on the Company’s website. Copies will also be provided to any shareholder free of charge upon written request to Carmine J. Broccole, Secretary of the Company, at 37-18 Northern Blvd., Long Island City,
NY 11101 or via email at financial@smpcorp.com.
Meetings of the Board of Directors and its Committees
In 2024, the total number of meetings of the Board of Directors, including regularly scheduled and special meetings, was thirteen. All of our directors attended at least 75% of the total number of meetings of the Board and the
Committees on which they served during 2024. The Company requires all Board members to attend its Annual Meeting of
Shareholders. All directors were present at the 2024 Annual Meeting of Shareholders held on May 16, 2024.
The Board currently has four standing committees. The table below lists each committee, its composition and current chair. Each committee is comprised only of our independent directors.

Name	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee	Strategic Planning Committee
Eric P. Sills	─	─	─	─
Alisa C. Norris	Member	Member	Member	Member
James J. Burke	─	─	─	─
Alejandro C. Capparelli	Member	Member	Member	Co-Chair
Pamela Forbes Lieberman	Chair	Member	Member	Member
Patrick S. McClymont	Member	Member	Member	Co-Chair
Joseph W. McDonnell	Member	Member	Chair	Member
Pamela S. Puryear	Member	Chair	Member	Member
Audit Committee
The Audit Committee is responsible for: (1) recommending to the Board of Directors the engagement of the independent auditors of the Company; (2) reviewing with the independent auditors the scope and results of the Company’s audits; (3) reviewing with the independent auditors all critical accounting policies and practices to be used in the
Company’s audits; (4) pre-approving the professional services furnished by the independent auditors to the Company; (5)
reviewing the independent auditors’ management letter with comments on the Company’s internal accounting control; (6)
reviewing management policies relating to enterprise risk assessment and risk management; and (7) overseeing the adequacy and effectiveness of the Company’s internal controls, policies and procedures regarding cybersecurity, information security and data protection, artificial intelligence and compliance with applicable laws and regulations concerning privacy. The Audit Committee held four meetings in 2024.
The Board of Directors has determined that each Audit Committee member is financially literate and independent.
In addition, the Board has determined that at least one member of the Audit Committee meets the New York Stock
Exchange standard of having accounting or related financial management expertise. The Board has also determined that
Pamela Forbes Lieberman (the Audit Committee’s Chair), Patrick S. McClymont and Dr. Pamela S. Puryear meet the
SEC’s criteria for an “audit committee financial expert.”

Compensation and Management Development Committee (“Compensation Committee”)
The Compensation Committee’s functions are to: (1) approve the compensation packages of the Company’s executive officers; (2) administer the Company’s equity-based incentive plans and other benefit plans; (3) oversee the
Company’s overall compensation policies and practices, including compensation-related risk assessments and the
Company’s Clawback Policy and Stock Ownership Guidelines; (4) review the performance, training, recruitment and retention, and development of Company management in achieving corporate goals and objectives, including culture and engagement objectives; (5) oversee the Company’s management succession planning; and (6) oversee the Company’s strategies and policies relating to human capital management.  The Compensation Committee is committed to ensuring that the Company’s management actively seeks a wide variety of candidates when considering new hires and promotions for all positions, from entry-level to senior leadership, by taking into consideration many factors, including but not limited to:
personal and professional integrity; ethics and values; experience in corporate management, such as serving as an executive officer or former executive officer of a publicly held company; experience relevant to the Company’s industry; background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; collaborative nature and support of the Company’s mission, vision, values and culture; and any other relevant background information, qualifications, attributes or skills. The Compensation Committee held four meetings in
2024.
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages. The Compensation Committee may, at its discretion, solicit the input of our Chief Executive
Officer, or any independent consultant or advisor in satisfying its responsibilities. The Compensation Committee may also, at its discretion, form and delegate authority to subcommittees, or it may delegate authority to one or more designated members of the Board or to our executive officers.
Nominating and Corporate Governance Committee (“Governance Committee”)
The Governance Committee assists the Board in discharging and performing its duties and responsibilities with respect to corporate governance, including:
•the identification and recommendation of individuals qualified to become or continue as directors, including through succession planning to ensure selection from a pool of candidates with a mix of professional experience, qualifications, skills and background and perspective;
•the continuous improvement in corporate governance policies and practices;
•the annual assessment of the performance of the Board and each of its committees through questionnaires and one-on-one assessments with individual members of the Board;
•the recommendation of members for each committee of the Board, as well as the Chairs of such committees;
•the compensation arrangements for members of the Board; and
•overseeing the Company’s commitment to sustainability matters.
The Governance Committee held three meetings in 2024. The Governance Committee has the exclusive authority and responsibility to review and recommend to the Board all aspects of director compensation. The Governance Committee may solicit, in its discretion, the input of an independent consultant or advisor in satisfying its responsibilities.
Qualifications for consideration as a director nominee vary according to the particular areas of expertise being sought to complement and enhance the existing board composition. In recommending candidates for election to the Board, the Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees.
However, in making nominations, the Governance Committee seeks candidates who possess: (1) the highest level of integrity and ethical character; (2) a strong personal and professional reputation; (3) sound judgment; (4) financial literacy; (5) independence; (6) significant experience and proven superior performance in professional endeavors; (7) an appreciation for Board and team performance; (8) the commitment to devote the time necessary for Board activities; (9)
skills in areas that will benefit the Board; and (10) the ability to make a long-term commitment to serve on the Board.

The Governance Committee reviews each candidate’s qualifications to determine whether the candidate possesses the specific qualities and skills that are desired in members of the Board, taking into account many factors, including but not limited to, professional experience; ethics and values; independence; skills; and background and perspective.
Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by the Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
In the case of an annual meeting, shareholders may nominate director candidates by complying with the procedures set forth in our By-Laws and with Rule 14a-19 as promulgated by the Securities and Exchange Commission.
These procedures require that the Secretary of the Company receive written notice of the nomination and the information stated in our By-Laws not later than 90 days, nor earlier than 120 days, prior to the first anniversary of the preceding annual meeting. Recommendations and nominations must be addressed to: Carmine J. Broccole, Secretary of the Company, at 37-18 Northern Blvd., Long Island City, NY 11101.
Strategic Planning Committee
The Strategic Planning Committee’s functions are to assist the Board in discharging and performing its oversight role regarding the Company’s long-term strategic planning and to give guidance to management in creating the Company’s long-term strategic plans. The Strategic Planning Committee held two meetings in 2024.
In fulfilling its role, the Strategic Planning Committee shall, among other things, (1) assist in the development, adoption, and modification of the Company’s current and future strategy, including our long-term strategies to address industry trends impacted by climate-related issues; (2) review and assess external developments and other factors affecting the markets in which the Company competes and their impact on the Company’s strategy; (3) review and assess the
Company’s core competencies with regard to expanding their implementation in attractive markets beyond the automobile aftermarket; and (4) review and advise the Board and management on corporate development and growth initiatives, including acquisitions, joint ventures and strategic alliances.
Board Leadership Structure
The business of the Company is managed under the direction of the Board of Directors of the Company in the interest of the shareholders. Our corporate governance policies and practices provide that the roles of Chairman and Chief
Executive Officer may be either separate or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in the best interests of our Company. The Board considers various factors when determining the appropriate leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our shareholders’ interests, including our corporate goals and objectives, risk oversight and management processes, operating performance and financial results, our corporate governance practices, and the advantages and disadvantages of alternative leadership structures. Our Board may also designate a “Presiding Independent Director”, who shall have the responsibilities set forth in our Corporate Governance Guidelines and our Presiding Independent Director
Charter.
Our Chairman provides leadership to the Board, leads discussions of strategic issues for the Company, and works with the Board to define its structure and activities in fulfillment of its responsibilities. Our Presiding Independent Director serves as the principal liaison between the Chairman and the independent directors and presides at all meetings of the
Board at which the Chairman is not present, including executive sessions of the independent directors. The Presiding
Independent Director has the authority to call meetings of the independent directors and retain outside counsel and other advisors to the extent necessary in the conduct of his duties and responsibilities. The Presiding Independent Director is expected to provide independent oversight of management, while fostering a cohesive Board that cooperates with the
Chairman and Chief Executive Officer towards the ultimate goal of creating shareholder value. The Presiding Independent
Director is approved by a majority vote of the independent directors of the Board every year. As of the date of this Proxy
Statement, Eric P. Sills serves as our Chairman of the Board, Chief Executive Officer and President, and Alisa C. Norris
serves as Presiding Independent Director. Our Corporate Governance Guidelines and the charter of the Presiding
Independent Director can be viewed at smpcorp.com under “Our Company – Governance – Charters & Policies.”
Eric P. Sills has served as Chairman of the Board since May 2023, as a Director and our Chief Executive Officer
since March 2016, as our President since February 2015 and in various senior leadership positions across our company over the course of his 30-plus year career. We believe that combining the roles of Chairman and CEO is appropriate and in the best interest of the Company at this time because it more fully utilizes the strong leadership qualities of Mr. Sills, provides clarity regarding our business goals and objectives, and ensures alignment in the execution of our business strategy. We believe the resulting effect empowers our employees and senior leadership to perform at their best, promoting effective decision-making, reinforcing accountability, and improving our ability to respond quickly to changing business conditions.
The Board’s Annual Self-Evaluation
The Board of Directors conducts a self-evaluation on an annual basis that is designed to enhance the overall effectiveness of the Board and each of its committees. The evaluation covers the processes, structure, culture and performance of the Board and each of its committees, and the experience, qualifications, attributes and skills of the individual members of the Board. Information is gathered for evaluation through the use of a comprehensive written questionnaire distributed annually, and one-on-one assessments between the Presiding Independent Director and each director periodically over the course of the year. The evaluation process is overseen by the Presiding Independent Director and the Chair of the Governance Committee, who review the results of the evaluation with our independent directors in executive sessions at meetings of the Board. In addition, the Board may engage an independent consultant in connection with its self-evaluation process. We believe that the Board’s annual self-evaluation reflects good corporate governance, and has strengthened our Board, each of its committees and individual director performance over time.
The Board’s Role in Risk Oversight
Our Board oversees an enterprise-wide approach to risk management. The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the
Company. In addition, the Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports to enable it to understand our risk identification, risk management and risk mitigation strategies as well as to consider what level of risk is appropriate for the Company.
The involvement of the Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.
As part of its risk oversight function, the Board reviews risk throughout the business, focusing on financial risk, legal/
compliance risk and operational/strategic risk, as well as environmental, social and governance matters.
While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risks, any ethical or related party transactions related to our executives, and internal controls, such as the Whistleblower Hotline, and receives an annual risk assessment report from the Company’s internal auditors. The Audit Committee also oversees the adequacy and effectiveness of our policies and procedures regarding cybersecurity, information security and data protection. Our Chief Information Officer briefs the Audit Committee on our cybersecurity risks, our strategies for preventing, detecting, responding to and mitigating such risks, including the effectiveness of our incident response procedures, and our information security controls and related matters on a quarterly basis, and more frequently as circumstances warrant.
In addition to setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior that is consistent with the Company’s business strategy. The Compensation Committee also oversees and administers the Company’s policies and practices related to its equity-based incentive plans, such as the
Company’s Clawback Policy and Stock Ownership Guidelines. The Governance Committee and Strategic Planning
Committee also oversee business risks as it pertains to each committees’ duties, for example sustainability and growth initiatives, respectively.
Communications to the Board
Shareholders and other interested parties may communicate with the Board or individual directors, including the
Presiding Independent Director, pursuant to the procedures established by the Governance Committee from time to time.
Correspondence intended for the Board or an individual director should be sent to the attention of the Secretary of the
Company at 37-18 Northern Blvd., Long Island City, NY 11101, who will forward it to the members of the Governance
Committee. The Governance Committee will have the discretion to distribute only such correspondence to the Board or individual members of the Board that the Governance Committee determines in good faith has a valid business purpose or is otherwise appropriate for the Board or individual member thereof to receive.

Code of Ethics and Sustainability
Our Company was founded in 1919 on the values of integrity, common decency and respect for others. These values continue to this day and are embodied in our Code of Ethics, which has been adopted by the Board of Directors of the Company to promote honest and ethical conduct, and propagate a culture of compliance from the top down.
These values also serve as the foundation for our continuous focus on sustainability initiatives, and in particular, our commitment to environmental stewardship and our efforts to identify and implement practices that reduce our impact while achieving our business goals; our commitment to culture and engagement, and employee development, retention, health and safety; and our commitment to community engagement. We believe that these initiatives, and the integration of a sustainable approach to our business, will provide long-term value to our Company and its stakeholders, including the communities within which we operate.
Over the course of the last year, we continued to prioritize our sustainability initiatives, linking executive compensation with the achievement of our sustainability goals. As described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement, the annual cash incentive award earned by our executive officers in 2024 was based in part on sustainability, and culture and engagement initiatives designed to exemplify our commitment in these areas, such as: (i) achieving reductions in our Scope 1 and Scope 2 greenhouse gas emissions, reducing our usage of energy and generation of waste, and maintaining our percentage of waste recycled; (ii) enhancing our employee-focused  culture and engagement initiatives, including safety training, talent development, and employee engagement; and (iii) furthering our engagement initiatives including SMP Cares® and developing partnerships with various organizations to meet our goals.
In our core automotive aftermarket business, we believe our product offering supports the proliferation of environmentally friendly vehicles in several important ways. Our professional grade automotive parts are used to maintain, service and repair vehicles, replacing failed components that are necessary for vehicles to operate safely and efficiently, and extending the service life of vehicles on the road. We also offer several key product categories that are critical components in automotive systems designed to improve fuel economy and reduce harmful emissions, such as fuel injectors, exhaust gas recirculation valves, sensors and tubes, and evaporative emission control system components. We bring to market alternative energy products, which utilize cleaner burning fuels or are designed for electric or hybrid electric vehicles and we remanufacture key categories within our product portfolio, such as air conditioning compressors, diesel injectors and diesel pumps, through processes that save energy and reduce waste.
Our Corporate Code of Ethics is available at smpcorp.com under “Our Company – Governance – Charters &
Policies.” You may also learn more about our sustainability initiatives in our most current sustainability report and on our corporate website at smpcorp.com under “Our Company – SMP Sustainability” and at smpcares.smpcorp.com. Our Code of Ethics and the information in our sustainability report and on our corporate websites are referenced for general information only and are not incorporated by reference in this Proxy Statement.
Prohibition on Hedging or Pledging of Company Stock
All directors and employees, including officers, are expressly prohibited from hedging or engaging in any derivative transactions, such as “cashless” collars, forward contracts or equity swaps, to offset any decrease in the market value of the Company’s Common Stock. All directors and employees, including officers, are also expressly prohibited from pledging their shares of Common Stock.
Director Independence
The Board has affirmatively determined that each member of the Board and its committees, other than Eric P. Sills and James J. Burke, is independent. The Board made such determination based upon the definitions and criteria established by the New York Stock Exchange and the SEC for independent board members. In that regard, the Board considered whether any director has, or has had in the most recent three years, any material relationships with the Company, including any affiliation with our independent auditors. In assessing independence, the Board considers all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Company, the Board considers the issue not just from the standpoint of the director, but also from that of the persons or organizations with which the director has an affiliation or family relationship.

Director Compensation
The following table sets forth the compensation paid by the Company to our non-employee directors in 2024.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Alisa C. Norris	$115,000	$92,160	$—	$207,160
Alejandro C. Capparelli	105,000	92,160	—	197,160
Pamela Forbes Lieberman	110,000	92,160	17,261	219,421
Patrick S. McClymont	105,000	92,160	—	197,160
Joseph W. McDonnell	105,000	92,160	—	197,160
Pamela S. Puryear	105,000	92,160	—	197,160
(1)Represents (a) the annual cash retainer paid to each director, and (b) the annual retainer paid to each Chair of our Board Committees and to our Presiding Independent Director.
(2)Represents the grant date fair value of (a) the Company Common Stock awarded to each director as an annual equity retainer, and (b) shares of restricted stock granted to each non-employee director.
The grant date fair value of stock awards is computed in accordance with ASC Topic 718. For a discussion of the valuation assumptions, see Note 14 to our consolidated financial statements included in our Annual
Report on Form 10-K for the year ended December 31, 2024.
The number of shares of Common Stock covered by outstanding (unvested) stock awards held by each non-
employee director at December 31, 2024 are set forth below:

Name	Outstanding (Unvested) Restricted Stock Awards
Alisa C. Norris	1,000
Alejandro C. Capparelli	1,000
Pamela Forbes Lieberman	1,000
Patrick McClymont	1,000
Joseph W. McDonnell	1,000
Pamela S. Puryear	1,000
No directors held option awards outstanding at December 31, 2024.
(3)Represents the applicable COBRA premiums for medical, dental and vision insurance plan coverage provided to any director less contributions paid by such director.
For 2024, non-employee directors received an annual cash retainer of $90,000, an annual equity retainer in the form of Common Stock valued at $65,000, and a restricted stock award of 1,000 shares of Common Stock under the
Amended and Restated 2016 Omnibus Incentive Plan (the “A&R 2016 Omnibus Plan”). The cash retainer is typically paid in equal installments on a quarterly basis, and may be paid in full or in part in Company Common Stock at the discretion of the director. The equity retainer is based on the fair market value of the Company’s Common Stock as of the date of issuance. The Presiding Independent Director and the Chair of each committee of the Board also receive an additional annual cash retainer for their services. The annual retainer earned by the Presiding Independent Director (Alisa C. Norris)
was $25,000; the annual retainer earned by the Chair of the Audit Committee (Pamela Forbes Lieberman) was $20,000;
and the annual retainer earned by each Chair or Co-chair of the Governance Committee (Joseph W. McDonnell),
Compensation Committee (Pamela S. Puryear), and Strategic Planning Committee (Alejandro C. Capparelli and Patrick S.
McClymont) was $15,000. The equity retainer, restricted stock awards and cash retainers are typically paid on the date of the annual meeting of shareholders.

The restricted stock award issued to our non-employee directors in May 2024 had a grant date fair market value of
$27.16 per share, for a total of $27,160. These amounts are included in the “Stock Awards” column in the Director
Compensation table above. The restricted stock awards granted to our non-employee directors vest one year after the grant date, so long as the director remains continuously in office. In the event of a merger of the Company or sale of all or substantially all of the Company’s assets, vesting of all of the shares of restricted stock will accelerate, and such shares will become fully vested. Non-employee directors were also eligible to receive other types of awards under our A&R 2016
Omnibus Plan, but such awards were discretionary.
Eric P. Sills, our Chairman of the Board, Chief Executive Officer and President, and James J. Burke, our Chief
Operating Officer, received no compensation in 2024 for their service as directors (see the Summary Compensation Table for disclosure regarding Eric Sills’ and James Burke’s executive officer compensation).
In December 2024, upon the recommendation of the Governance Committee, based on its review of competitive market practices provided by its independent compensation consultant, the Board of Directors approved the following modifications to its director compensation program effective as of the date of the 2025 Annual Meeting: (i) the annual cash retainer earned by non-employee directors increased from $90,000 to $95,000; and (ii) the $65,000 annual equity retainer and the annual award of 1,000 shares of restricted stock issued to our non-employee directors will be replaced with an annual restricted stock award of shares of Common Stock equal in value to $125,000, based on the fair market value of the
Company's Common Stock as of the date of the award.
Policy on Poison Pills
The Company does not have a poison pill and is not presently considering the adoption of such a device. If the
Company were ever to adopt a shareholder rights agreement, the Company would seek prior shareholder approval, unless due to time constraints or other reasons, the Board, in the exercise of its fiduciary responsibilities, determines that it would be in the best interests of shareholders to adopt a shareholder rights agreement before obtaining shareholder approval. If the
Board were ever to adopt a shareholder rights agreement without prior shareholder approval, the Board would submit such agreement to shareholders for ratification within one year.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee during 2024 were independent directors, and no member was an employee or former employee of the Company. During 2024, no executive officer of the Company served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officers served on the
Company’s Compensation Committee or Board of Directors.
MANAGEMENT INFORMATION
All of our officers are appointed by our Board of Directors. The biographies of Eric P. Sills and James J. Burke are presented in connection with “Proposal No. 1 – Election of Directors”, beginning on page 4 of this Proxy Statement.
The following table sets forth the biographies of our other officers as of the date of this Proxy Statement:

Dale Burks Chief Commercial Officer & Executive Vice President Age 65
Mr. Burks has served as our Chief Commercial Officer and Executive Vice President
since March 2016. Prior to his current appointment, Mr. Burks served as our Vice
President Global Sales and Marketing from 2013 to March 2016, our Vice President
Corporate Sales and Marketing from 2011 to 2013, our Vice President Temperature
Control Division from 2006 to 2011, our General Manager – Temperature Control
Division from 2003 to 2006, and in various capacities throughout our Company from
1984 to 2003, including as our Director – Sales & Marketing, Regional Manager and
Territory Manager. Mr. Burks has completed Executive Education programs at Ross
School of Business, University of Michigan, and Kellogg School of Management,
Northwestern University, and holds a B.S. from Oregon State University.

Nathan R. Iles Chief Financial Officer Age 48
Mr. Iles has served as our Chief Financial Officer since September 2019. Prior to his appointment as our Chief Financial Officer, Mr. Iles served as Vice President and
Chief Financial Officer at UCI International Holdings, Inc. (“UCI”) from 2016 to
2019, Chief Financial Officer of UCI’s ASC/Airtex Performance Pumps business from
2015 to 2016, and Vice President Corporate Finance of UCI-FRAM Auto Brands from
2011 to 2015. Mr. Iles has also held finance and accounting positions at Sears
Holdings Corporation and Deloitte & Touche. Mr. Iles holds an M.B.A. from the
University of Chicago Booth School of Business, and a B.B.A. from Eastern Kentucky
University. Mr. Iles is a Certified Public Accountant.

Carmine J. Broccole Chief Legal Officer & Secretary Age 59
Mr. Broccole has served as our Chief Legal Officer since September 2021 and as our
Secretary since 2006. Prior to his current appointment, Mr. Broccole served as our
Senior Vice President General Counsel from 2016 to September 2021, as our Vice
President General Counsel from 2006 to 2016, and as our General Counsel from 2004 to 2006. Prior to such time, Mr. Broccole was a Partner of Kelley Drye & Warren LLP.
Mr. Broccole holds a Juris Doctor degree from Stanford Law School and a B.A. from
Cornell University, and is a member of the Bars of New York and California.

Kristine Frost Chief Human Resources Officer Age 49
Ms. Frost has served as our Chief Human Resources Officer since July 2023. Ms. Frost has also served as our Vice President of Human Resources from August 2022 to July
2023. Prior to that time, Ms. Frost served as the Global Human Resources Executive of
Motion Technologies at ITT, Inc. from August 2019 to August 2022, the Vice
President of Global Human Resources at Certus Automotive, Inc. from 2017 to July
2019, the Interim Vice President of Human Resources of North America at Kamax LP
from 2016 to 2017, the Vice President of Human Resources & Legal Affairs at
Webasto Group from 2011 to 2016, and in various leadership positions within human resources at Webasto Group from 2001 to 2011. Ms. Frost holds a Juris Doctor degree from Wayne State University Law School and a Bachelor of Science degree from
Oakland University, and is a member of the Michigan Bar and the Bar of the Supreme
Court of the United States.

Ray Nicholas Chief Information Officer & Vice President Information Technology Age 61
Mr. Nicholas has served as our Chief Information Officer since 2013 and as our Vice
President Information Technology since 2006. From 1990 to 2006, Mr. Nicholas served as the Manager and Director of Information Systems for our Temperature
Control Division. Mr. Nicholas completed the Automotive Aftermarket Professional program at University of the Aftermarket, Northwood University, and an Executive
Education program at University of Virginia, Darden School of Business, and holds a
B.S. from Northeast Louisiana University.

Erin Pawlish Treasurer Age 49
Ms. Pawlish has served as our Treasurer since 2015. Prior to her appointment as our
Treasurer, Ms. Pawlish served as our Financial Director from 2013 to 2015, and as a
Senior Manager at KPMG LLP from 1998 to 2012. Ms. Pawlish holds a B.B.A. from
Pace University. Ms. Pawlish is also a Certified Public Accountant.

Esther Parker Chief Accounting Officer Age 49
Ms. Parker has served as our Chief Accounting Officer since April 2024. Prior to her appointment as our Chief Accounting Officer, Ms. Parker served in various controllership leadership positions at PepsiCo, Inc. from 2018 to April 2024 and
General Electric Company from 2011 to 2018. Prior to such time, Ms. Parker began her career at KPMG in the United Kingdom, and later joined PriceWaterhouseCoopers
LLP in the New York City region, where she held the position of Senior Manager. Ms.
Parker holds a BA from the University of Durham, United Kingdom. She is a Certified
Public Accountant, a Chartered Accountant in England & Wales, and a Chartered
Global Management Accountant.

COMPENSATION DISCUSSION AND ANALYSIS
Overview
This section of our Proxy Statement describes the material components of our compensation program for our
“named executive officers.” Under SEC rules, our named executive officers for fiscal year 2024 were:

Eric P. Sills Chairman of the Board, Chief Executive Officer & President	Nathan R. Iles Chief Financial Officer

James J. Burke Chief Operating Officer	Carmine J. Broccole Chief Legal Officer & Secretary

Dale Burks Chief Commercial Officer & Executive Vice President
In this section, we also discuss: (a) our business strategy; (b) our financial results for fiscal year 2024 and its impact on the compensation awarded to our named executive officers; (c) the primary responsibilities of our Compensation
Committee; (d) our executive compensation philosophy and the objectives of our executive compensation program; (e) the process followed by our Compensation Committee in arriving at specific compensation policies and decisions; (f) the components of our compensation package and the reasons that we provide each component; and (g) the factors considered by our Compensation Committee in arriving at its compensation decisions for 2024.
The Compensation Committee is comprised exclusively of independent directors. In performing its duties, the
Compensation Committee may solicit the input of our Chief Executive Officer or any independent consultant or advisor.
Business Strategy and Summary of 2024 Financial Results
Our core strategy is to be a leading global supplier of parts and services to diverse end markets for the vehicles of yesterday, today and tomorrow, while leveraging our heritage of integrity and respect for all of our stakeholders.
In the Automotive Aftermarket, we strive to be the best full-line, full-service supplier of premium Vehicle Control and Temperature Control products. In our Engineered Solutions segment, we seek to leverage our extensive portfolio of adaptable products and strategically positioned global network of resources to deliver custom-engineered solutions for vehicle control and thermal management categories to the diversified end markets we supply.
The Compensation Committee selects management performance objectives (or MBO goals) for the annual cash incentive awards of our named executive officers that are designed to implement our strategy. The MBO goals for fiscal year 2024 were: (a) market growth in our Vehicle Control, Temperature Control and Engineered Solutions segments; (b)
continuous operational improvement in cost reduction activities to improve margins and product fill rates; (c)
sustainability, culture and engagement initiatives designed to exemplify our commitment in these areas, such as: (i)
achieving reductions in our Scope 1 and Scope 2 greenhouse gas emissions, usage of energy and generation of waste, and maintaining our percentage of waste recycled; (ii) enhancing our employee-focused initiatives; and (iii) furthering our engagement initiatives including SMP Cares®, safety training and employee engagement; and (d) future technology readiness, with plans for each operating segment.
In determining the total compensation paid to our named executive officers in 2024, the Compensation Committee considered the Company’s financial results, in addition to the achievement of the initiatives discussed above. Our net sales for 2024 were $1,463.8 million, an increase of $105.6 million, compared to net sales of $1,358.3 million in 2023, and our earnings from continuing operations for 2024 were $53.6 million or $2.41 per diluted share, compared to $63.1 million or
$2.85 per diluted share for 2023. As discussed further below under the heading “Compensation Actions for 2024 and
2025”, we believe the compensation of our named executive officers for 2024 was reasonable and appropriate, and aligned with the Company’s financial and business results in 2024.

2024 Executive Compensation Actions
Our Compensation Committee made the following executive compensation decisions for fiscal year 2024 after taking into account, among other factors, our business strategy, financial, organization and management goals, and the compensation practices of our peer group:
•Awarded base salary pay increases to our named executive officers that reflected the individual performance and responsibilities of our executives.
•Approved a short-term incentive compensation program based on Company financial performance, weighted 70%, and management performance, weighted 30%.
Company financial performance for 2024 was measured based on two components: (1) year-over-year improvement in our basic earnings per share, adjusted for significant, non-recurring and non-operational gains or losses (“Adjusted EPS”), weighted 75%; and (2) the conversion of operating cash flows to net income, adjusted for significant, non-reoccurring and non-operational gains or losses (“Adjusted Free
Cash Flow Conversion”), weighted 25%. The Company’s financial performance resulted in the achievement of this portion of the short-term incentive compensation award at a rate of 142.4% of the target award amount.
Management by objective (“MBO”) goals for 2024 were designed to motivate the successful execution of the Company’s business strategy. Management’s performance against these MBO goals resulted in the achievement of this portion of the short-term incentive compensation award at a rate of 98.6% of the target award amount.
•Approved changes to the Company’s long-term incentive compensation program, whereby annual awards of restricted stock and performance shares will be based on a set dollar value rather than a set number of shares. The actual number of shares of restricted stock and performance shares awarded each year is determined by dividing the set dollar value of the award by the volume-weighted average price
(“VWAP”) of the Company’s Common Stock for the twenty-day period ended on the grant date of the award.
The actual number of performance shares earned will be based on two components: (1) the Company’s average return on invested capital over the three-year measuring period of the award (“Return on
Invested Capital”), weighted 67%; and (ii) the Company’s average year-over-year improvement in organic sales over the three-year measuring  period of the award (“Organic Sales Growth”), weighted
33%.
•Granted annual awards of restricted stock and performance shares to our named executive officers that were consistent with our compensation philosophy and the Compensation Committee’s assessment of individual performance and expected future contributions.
•Granted long-term restricted stock to certain of our named executive officers as a long-term retention tool.
We believe that our executive compensation program is reasonable, competitive and focused on pay for performance principles. In particular, we believe that our compensation program is designed to reward our executives for their achievement of both short- and long-term performance goals that effectively carry out the Company’s business strategy and result in the creation of shareholder value.
We utilize equity incentives and stock ownership requirements to align the interests of our executives with those of our shareholders and the long-term interests of the Company. We have not engaged in any of the most frequently criticized pay practices such as re-pricing of stock options or SARs without shareholder approval, excessive perquisites or tax gross-ups, or agreements with change-in-control provisions unreasonably favorable to our executives. Our executive compensation policies have enabled the Company to attract and retain talented and experienced executives and have benefited the Company over time.

Say-on-Pay Vote
At our 2024 Annual Meeting, our shareholders had the opportunity to vote, on an advisory (non-binding) basis, to approve the compensation paid to our named executive officers in 2023 (referred to as a “say-on-pay” vote). For the fifth year in a row, our say-on-pay proposal was approved by 99% of the votes cast, demonstrating near unanimous support for our compensation program among the votes cast.
The Compensation Committee views this result as confirmation that our compensation program, including our emphasis on pay-for-performance, is structured and designed in alignment with shareholder interests.
Because our shareholders expressed a preference for an annual say-on-pay vote, our shareholders have the opportunity at our 2025 Annual Meeting to vote on a non-binding, advisory basis, to approve the compensation paid to our named executive officers in 2024.
Primary Responsibilities of our Compensation Committee
Our Compensation Committee is responsible for the following functions, among others described more fully under the heading “Compensation and Management Development Committee” above:
•reviewing the overall goals, policies, objectives and structure of our executive compensation and benefit programs and assessing whether any of the components thereof may present unreasonable risks to the
Company;
•approving the compensation packages of the Company’s Chief Executive Officer and our other executive officers;
•overseeing the Company’s workforce development, talent retention, management, and culture and engagement policies and practices; and
•administering our equity incentive plans.
Compensation Philosophy and Primary Objectives
Philosophy. The Compensation Committee is responsible for establishing and reviewing the overall compensation philosophy of the Company. The Compensation Committee believes that the compensation paid to executives should be structured to provide our executives with meaningful rewards, while maintaining alignment with shareholder interests, corporate values and management’s strategic initiatives.
In accordance with this philosophy, the Compensation Committee believes that the executive compensation program should consist of a mix of base salary, short-term incentive compensation, long-term incentive compensation (that may include cash or equity components, in the Compensation Committee’s discretion), perquisites and other benefits.
The Compensation Committee uses its judgment and discretion in establishing compensation and avoids the use of highly leveraged incentives that may drive overly risky short-term behavior on the part of executives. Our equity programs, combined with our executive share ownership requirements (including post-vest holding periods), reward long-term stock performance. In particular, our contingent performance share awards, which vest only at the end of a three-year performance period, reward longer-term financial and operating performance.
Objectives. The Compensation Committee generally considers the following objectives in establishing compensation programs and setting pay levels:
•providing the Company with the ability to attract, motivate and retain exceptional talent whose abilities and leadership skills are critical to the Company’s long-term success;
•maintaining a significant portion of each executive’s total compensation at risk, tied to achievement of short-term and long-term strategic, financial, organizational and management performance goals, that are intended to improve shareholder return;

•providing variable compensation incentives directly linked to the performance of the Company and improvement in shareholder return so that executives manage from the perspective of owners with an equity stake in the Company;
•ensuring that our executives hold Company Common Stock to align their interests with the interests of our shareholders; and
•ensuring that compensation and benefit programs are both fair and competitive in consideration of each executive’s level of responsibility and contribution to the Company and reflect the size and financial resources of the Company in order to maintain long-term viability.
Compensation Process
How We Set Compensation. On an annual basis, the Compensation Committee reviews and approves the compensation of our named executive officers, including the amounts of salary, cash incentive awards and equity-based compensation provided to each executive. In determining total executive compensation packages, the Compensation
Committee generally considers various measures of Company and industry performance including revenue, operating income, cash flow, return on invested capital, sales growth, gross margin and total shareholder return. The Compensation
Committee does not assign these performance measures relative weights. The Compensation Committee considers these performance measures as key indicators of Company performance and exercises its business judgment in determining compensation after considering all of these measures, collectively, as well as taking into account the market data and peer group information discussed below.
The Compensation Committee also evaluates the total compensation of each executive, and each element of compensation separately, to ensure that it will be effective in motivating, retaining and incentivizing the executive. The
Compensation Committee’s evaluation takes into consideration, among other factors, each executive’s individual performance, both in general and against specific goals and targets established for the executive, and the desire to maintain internal pay equity and consistency among our executives.
Our named executive officers generally participate in the same executive compensation plans and arrangements available to our other executive officers. The Compensation Committee divides executive officers into three separate categories for the purposes of establishing the levels of cash and equity incentive awards. Each category consists of one or more officers who are grouped together for incentive compensation purposes and receive the same target incentive awards.
For example, with respect to our annual restricted stock awards, our Chief Executive Officer, Chief Operating Officer,
Chief Commercial Officer and Chief Financial Officer are in the first category; our Chief Legal Officer is in the second category; and our other executives are in the third category. One purpose of the categories is to equalize incentive opportunities for individuals with similar levels of responsibility. This practice is intended to improve internal pay equity among our executives. Considerations of internal pay equity among executives are also factored into the Compensation
Committee’s consideration of the market data and peer group information discussed below with respect to base salary and target bonus compensation.
Market Data, Peer Comparisons & Independent Consultants. In establishing total compensation for our executives, the Compensation Committee reviews the practices of specific peer group companies to compare the
Company’s compensation programs with other manufacturing companies of comparable size and stature. Our Chief
Executive Officer and other members of management provide input on the selection of the peer group companies, and the
Compensation Committee makes the final determination of which companies to include. Executive compensation information for the market data and peer group companies is compiled by management from proxy statements and other public filings, as well as surveys and other databases to which we subscribe.
Our Compensation Committee believes that peer group comparison is a useful tool because it is a reflection of the market in which we compete for talent and provides credibility for our compensation programs with both our employees and our shareholders. The Compensation Committee also reviews this information for context and a frame of reference for decision-making; but it is not the sole source of information on which executive compensation is determined. Other factors such as internal equity, individual and business performance, and the perceived degree of alignment between the job duties of our executive with the job description to which his or her compensation is being compared are also considered.
Additionally, the Compensation Committee may, from time to time, engage an independent consultant to assess the Company’s executive compensation program. In 2024, the Compensation Committee engaged Frederic W. Cook &

Co., Inc., an independent compensation consulting firm, to assess the Company’s overall executive compensation design and program.
Role of Management. The Compensation Committee seeks and considers input from senior management in many of its decisions. Annually, our Chief Executive Officer reviews with the Compensation Committee annual salary, short-
term incentive compensation program targets and long-term incentive compensation program compensation for each of our executives (excluding our CEO). In addition, following the end of each fiscal year, our Chief Executive Officer evaluates each executive officer’s performance for the prior fiscal year (other than his own performance) and discusses the results of his evaluations with the Compensation Committee. Other executive officers assist in the evaluations for those officers reporting to them. In addition to considering an individual’s attainment of the business goals and objectives established for him or her by the Compensation Committee for the prior year, the Chief Executive Officer’s evaluations of each executive officer’s performance may be based in part upon subjective factors, including the Chief Executive Officer’s evaluations of the contributions made by the executive officer to the Company’s overall results and achievement of its strategic goals.
These evaluations include consideration of the level of responsibility of each executive officer and the percentage of total
Company revenue and/or expense that each individual officer is responsible for, where applicable. The Chief Executive
Officer then makes specific recommendations to the Compensation Committee for adjustments of base salary and incentive plan targets as part of the compensation package for each executive officer (other than himself) for the next fiscal year.
The Compensation Committee reviews the performance of the Chief Executive Officer and determines the compensation for all executive officers for the next fiscal year, considering the recommendations from the Chief Executive
Officer, as well as the market data and peer group information described above and any other information available to it that it considers relevant. The Compensation Committee discusses the recommendations of the Chief Executive Officer in executive session without any members of management present and may modify the Chief Executive Officer’s recommendations when approving final compensation packages.
Tally Sheets. When reviewing executive compensation, the Compensation Committee has historically reviewed management-provided materials which highlight the base salary, target cash incentive award, and actual cash incentive award to each of our executive officers for prior fiscal years. The Compensation Committee uses this information to review compensation trends, to compare increases or decreases year over year, and to ensure that compensation decisions are made with a view to the total compensation package awarded to each executive officer over time. No specific weight is assigned by the Compensation Committee to the tally sheets or any specific items which may appear on such tally sheets.
Risk Management Considerations. The Compensation Committee structures our short-term and long-term incentive compensation programs, as highlighted below, to promote the creation of long-term value and discourage behavior that may lead to excessive risk:
•The Company’s short-term incentive compensation program (as more fully described under “Elements of Compensation – Short-Term Incentive Compensation Program” below) is based in part on Company financial performance, designed to align executive compensation to year-over-year improvements in corporate performance and increases in shareholder value. This portion of the cash incentive award is structured such that, year-over-year improvements that are favorable for our shareholders, are also made favorable for our executives whose compensation is based on the achievement of those improvements. In addition, an executive’s actual award is capped on an annual basis at 200% of the applicable target, no matter how much financial performance exceeds the range established for the award, thereby limiting the incentive for excessive risk-taking. Any award in excess of the 200% target may be carried forward into the following year, subject to the risk of forfeiture depending upon the following year’s performance. In addition, since these awards are based on overall corporate performance, rather than individual performance, the ability of an individual executive to increase his own compensation through excessive risk taking is constrained.
•The portion of the target cash incentive award that is based on Company financial performance represents 70% of an executive’s total target cash incentive award in any year. Management performance, or MBO bonuses (as more fully described under “Elements of Compensation – Short-Term
Incentive Compensation Program” below), which are based upon the achievement of management goals and objectives, and thus are more susceptible to individual risk taking, represent only 30% of an executive’s total target cash incentive award, thus reducing the incentive for any executive to take excessive risks.

•The measures used to determine whether performance share awards vest are based on at least three years of financial performance. The Compensation Committee believes that the longer performance period encourages executives to attain sustained performance over several years, rather than performance in a single annual period.
•Restricted stock awards generally vest at the end of a three year or longer period and an executive must hold any vested restricted stock (except long-term retention awards) for an additional two-year period following vesting pursuant to the terms of our Stock Ownership Guidelines, thereby encouraging executives to look to long-term appreciation in equity values.
Elements of Compensation
Base Salary. The Compensation Committee generally reviews base salaries for executive officers at the beginning of each fiscal year. Annual salary is based upon an evaluation of each individual’s performance, an executive’s level of pay compared to that for similar positions at peer group companies, the responsibilities of the position, the experience of the individual, internal pay equity considerations, and Company performance. Base salaries may also be adjusted at the time of a promotion, upon a change in level of responsibilities, or when competitive circumstances may require review.
We believe that our base salaries are an important element of our executive compensation program because they provide our executives with a steady income stream that is not contingent upon our overall performance or shareholder return. We believe that maintaining base salary amounts within a competitive range of our peer group, while reflecting the individual performance and responsibilities of our executives, minimizes competitive disadvantage.
Short-term Incentive Compensation Program. The Company’s short-term incentive compensation program utilizes annual cash incentive awards to reward executive officers based on the Company’s financial performance and the executive’s achievement of specific management performance objectives (or MBO goals). Our short-term incentive compensation program is designed to more immediately reward our executives for their performance during the most recent year. We believe that the immediacy of these cash awards, in contrast to our equity awards which vest over a three year or longer period of time, provide a significant incentive to our executives to achieve their respective management objectives and, thus, our company-level objectives. We believe our cash awards are an important motivating factor for our executives, in addition to being a significant factor in attracting and retaining our executives.
Our cash incentive awards utilize a target that is a percentage of each executive officer’s total cash compensation for the fiscal year. The target is set at levels that are approximately 32% - 39% of an executive’s expected total cash compensation for the year. The target is set at a level which, assuming achievement of 100% of the applicable target amount, the Compensation Committee believes is likely to result in an annual cash award at or near the median for target cash awards in the market. Actual awards may be higher or lower, however, based upon the degree of achievement.
Company Financial Performance. The Company uses performance measures designed to closely align executive compensation to year-over-year improvements in corporate performance and increases in shareholder value. The target
Company financial performance award represents 70% of an executive’s total target cash incentive award for the applicable year. For 2024, the Compensation Committee selected two financial performance measures to determine the achievement of the award: (1) the year-over-year improvement in our basic earnings per share, adjusted for significant, non-reoccurring and non-operational gains or losses (“Adjusted EPS”), weighted 75%; and (2) the conversion of operating cash flows to net income, adjusted for significant, non-reoccurring and non-operational gains or losses (“Adjusted Free Cash Flow
Conversion”), weighted 25%.
In addition, to promote longer-term shareholder value and to keep part of an executive’s cash incentive award at risk, the award is capped on an annual basis at 200% of the applicable target. To the extent that an executive could have received an award in excess of the cap, the excess amounts are carried forward into the next year’s calculation of an executive’s award. However, any award that is carried forward is subject to risk of forfeiture depending upon the following year’s performance.

Management Performance. At the beginning of each year, the Compensation Committee reviews and approves a detailed set of MBO goals for our executives, which are initially prepared by management and generally aligned with the
Company’s strategic goals. The Compensation Committee determines, in its discretion, with the input of the Chief
Executive Officer, the level of achievement of each MBO goal by our executives during the prior year and the percentage of the target MBO award earned by such executives. The target MBO award represents 30% of an executive’s total target cash incentive award for the applicable year.
Long-Term Incentive Compensation Program. As part of the Company’s long-term incentive compensation program, the Compensation Committee grants equity awards to the Company’s executive officers. We believe that equity awards provide our executive officers with a strong link to our long-term performance goals, create an ownership culture, and closely align the interests of our executive officers and our shareholders. In addition, the vesting feature of our equity awards is designed to aid officer retention because this feature provides an incentive to our executive officers to remain in our employ throughout the vesting period, which is typically three years or longer. In determining the size and type of equity awards granted to our executive officers in 2024, the Compensation Committee awarded different amounts to: (a)
our Chief Executive Officer, Chief Operating Officer, Chief Commercial Officer and Chief Financial Officer; (b) our Chief
Legal Officer; and (c) our other executives, in recognition of their differing levels of responsibility. The specific amounts awarded were based on recommendations of management, but the Compensation Committee had discretion to award different amounts. The Compensation Committee may also consider our company-level performance, the applicable executive officer’s performance, the amount of equity previously awarded to the applicable executive officer, the vesting of such prior awards, and the recommendations of management and any other advisor that the Compensation Committee may choose to consult.
Our primary form of equity compensation consists of restricted stock awards and performance share awards. We believe that these awards provide a motivating form of incentive compensation, while permitting us to issue fewer shares than stock options. Because shares of restricted stock have a defined value at the time the restricted stock awards are issued, restricted stock awards are often perceived as having more immediate value than stock options, which have a value less easily determinable when issued. In addition, we provide performance shares to our executive officers because we believe that their contributions to the Company have a direct relationship to the achievement of the Company’s strategic goals.
We grant our executive officers two types of restricted stock (standard awards and long-term retention awards)
and performance shares generally once per year at a regularly scheduled meeting of the Board. Each award is based on a set dollar value approved by the Compensation Committee annually. The actual number of shares awarded is determined by dividing the set dollar value of the award by the volume-weighted average price (“VWAP”) of the Company’s Common
Stock for the twenty-day period ended on the grant date of the award. Our A&R 2016 Omnibus Plan also permits us to grant incentive and nonqualified stock options, stock appreciation rights, restricted stock units, and other stock-based awards to our officers, directors, employees and consultants. However, our Compensation Committee currently intends to grant only restricted stock and performance shares under our A&R 2016 Omnibus Plan and, if approved by our shareholders, the 2025 Omnibus Plan.
Each standard restricted stock award issued under our A&R 2016 Omnibus Plan is subject to a three-year cliff vesting period. Each long-term retention restricted stock award issued under our A&R 2016 Omnibus Plan is subject to an incremental vesting period based upon the participant reaching the age of 60 (25% vests), 63 (25% vests) and 65 (balance vests). If an executive officer ceases employment before the end of any vesting period, he or she forfeits the entire unvested portion of the restricted stock award. Restricted stock awards may become immediately vested in full in the event of death, retirement at or after age 65 (subject to certain exceptions), total disability (as determined by the Compensation Committee in its sole discretion), or upon a “change in control” of the Company. Grants of long-term retention restricted stock awards to participants over the age of 65 are subject to a one-year vesting period.
We also award our executive officers performance shares in amounts comparable to the number of shares of standard restricted stock awards issued to such executives, although the actual number of performance shares ultimately issued to an executive may be higher or lower, depending upon the level of achievement of the applicable performance goals. A new performance period begins each January 1 and ends three years later on December 31. As a result, up to three performance periods may overlap in any given year. The Compensation Committee selected Return on Invested Capital and Organic Sales Growth as the applicable performance measures for the 2024 performance share awards. The
Compensation Committee believes that improvement in these metrics is a key strategic focus for the Company.

The performance share awards are subject to a three-year vesting period. If an officer ceases to be an employee of the Company before the end of the vesting period, the entire performance share award is forfeited. The performance goals are scaled so that the recipient will receive part of the award in the event that satisfactory, but less than the maximum, results are achieved.
It is our policy to ensure that we do not grant equity awards in connection with the release, or the withholding, of material non-public information, and that the grant value of all equity awards is equal to the fair market value on the date of grant.
Defined Contribution Plan. The Company has established a defined contribution Supplemental Executive
Retirement Plan (SERP) for our executive officers (and other eligible employees). The purpose of this plan is to enable the executive officers to supplement their benefits under the Company’s Profit Sharing 401(K) Capital Accumulation Plan as
well as to provide a means whereby certain amounts payable by the Company to our executive officers may be deferred.
Eligible employees may irrevocably elect to defer receipt of a portion of their annual base salary and annual bonus payments earned in that plan year up to a maximum of 50% of their annual base salary and 100% of their annual bonus payments. In addition, the Company generally makes an annual cash contribution into the SERP on behalf of each participant.
Defined Benefit Pension Plan. The Company maintains a defined benefit unfunded Supplemental Executive
Retirement Plan. The benefits under this plan are in addition to any benefits payable to participants under the Company’s
Profit Sharing 401(K) Capital Accumulation Plan and the defined contribution SERP. As of the date of this Proxy
Statement, there are no participants in the defined benefit Supplement Executive Retirement Plan.
ESOP. Our executive officers are eligible to receive Company Common Stock pursuant to our Employee Stock
Ownership Plan, which is available for all eligible employees. This stock grant plan gives our executives an opportunity to share directly in the growth of the Company through stock ownership. The Company’s stock contributions for a particular calendar year are made in the first quarter of such year. Under the plan, each participant is subject to a six-year vesting schedule.
Compensation Actions for 2024 and 2025
In determining executive compensation for 2024, our Compensation Committee evaluated and made its determinations in the context of the Company’s 2023 financial and business performance and the business conditions of the automotive aftermarket generally at the time. The Compensation Committee also took into consideration each executive’s performance of their respective prior year’s MBO objectives and the Company’s ability to continue to make changes and introduce strategic initiatives critical to positioning the Company for future long-term growth.
The Compensation Committee also used the following companies for peer group comparisons in setting 2024 compensation:

Cooper-Standard Holdings Inc.	Gentherm Inc.	Methode Electronics, Inc.
CTS Corp.	Distribution Solutions Group, Inc. (formerly known as Lawson Products, Inc.)	Modine Manufacturing Co.
Dorman Products, Inc.		Stoneridge, Inc.
EnPro Industries, Inc.		The Shyft Group, Inc.
In December 2024, with advice from its independent compensation consultant, Frederic W. Cook & Co., Inc., the
Compensation Committee re-evaluated and updated the composition of its peer group for purposes of benchmarking the
Company’s executive compensation program.  For 2025, the peer group will be comprised of the following companies:

Astec Industries, Inc.	Dorman Products, Inc.	Methode Electronics, Inc.
Atmus Filtration Technologies Inc.	Enpro Inc.	Motorcar Parts of America, Inc.
Barnes Group Inc.	Fox Factory Holding	Park-Ohio Holdings Corp.
Columbus McKinnon Corporation	Gentherm Incorporated	The Shyft Group, Inc.
Cooper-Standard Holdings Inc.	Helios Technologies, Inc.	Stoneridge, Inc.
CTS Corp.	Kimball Electronics, Inc.	VSE Corporation

Base Salary. In February 2024, the Compensation Committee approved a 3% increase in the base salaries of each named executive officer for 2024. No changes were made to base salaries for 2025.
Annual Cash Incentive Awards. The Company’s short-term incentive compensation program is based on
Company financial performance, weighted 70%, and management performance, weighted 30%.
With respect to Company financial performance, the Compensation Committee selected the year-over-year improvement in our Adjusted EPS and our Adjusted Free Cash Flow Conversion as the relevant performance measures for
2024. Based on the year-over-year improvement in our Adjusted EPS and our Adjusted Free Cash Flow Conversion, the
Compensation Committee determined that our named executive officers achieved this portion of the short-term incentive compensation award at a rate of 142.4% of the target award amount for 2024.
With respect to management performance, the Compensation Committee established the following MBO goals for our named executive officers in 2024: (a) market growth in our Vehicle Control, Temperature Control and Engineered
Solutions segments; (b) continuous operational improvement in cost reduction activities to improve margins, and in our
Vehicle Control segment's ability to meet customer demands promptly and consistently; (c) sustainability, culture and engagement initiatives designed to exemplify our commitment in these areas, such as: (i) achieving reductions in our Scope
1 and Scope 2 greenhouse gas emissions, usage of energy and generation of waste, and maintaining our percentage of waste recycled; (ii) enhancing our employee-focused initiatives; and (iii) furthering our engagement initiatives including
SMP Cares®, safety training and employee engagement; and (d) future technology readiness, with plans for all three operating segments. In February 2025, the Compensation Committee determined that our named executive officers had successfully attained their MBO goals, and as a result, achieved this portion of the short-term incentive compensation award at a rate of 98.6% of the target award amount for 2024.
The total amount of all cash incentive awards earned in 2024 is reflected in the Summary Compensation Table.
For further discussion of this performance measure, see “Elements of Compensation–Short-term Incentive Compensation
Program” above.
Restricted Stock Awards. In 2024, the Compensation Committee granted a standard restricted stock award of shares of Common Stock equal in value to: (a) $80,000 based on the trailing 20-day VWAP of Company Common Stock, or 2,553 shares, to each of Eric P. Sills, our Chairman of the Board, Chief Executive Officer and President, James J. Burke,
our Chief Operating Officer, Dale Burks, our Chief Commercial Officer, and Nathan R. Iles, our Chief Financial Officer;
and (b) $60,000 based on the trailing 20-day VWAP of Company Common Stock, or 1,915 shares, to Carmine J. Broccole, our Chief Legal Officer. These restricted stock awards vest after three years. The amount of these restricted stock awards was based upon the Compensation Committee’s subjective evaluation of each executive’s contribution to the Company during 2024, as well as their respective levels of responsibility.
In addition, in 2024 the Compensation Committee granted a long-term retention restricted stock award of shares of Common Stock equal in value to $80,000 based on the trailing 20-day VWAP of Company Common Stock, or 2,553 shares, to each of Dale Burks, Nathan R. Iles and Carmine J. Broccole. These awards vest in increments when the executive reaches the ages of 60 (25% vests), 63 (25% vests) and 65 (balance vests), respectively. The Compensation
Committee granted these restricted stock awards as a long-term retention tool and to incentivize executive performance through a long-term capital accumulation award.
Performance Share Awards. In 2024, the Compensation Committee also awarded performance shares to our named executive officers with each receiving an award with a target value equal to the value of the standard restricted stock award issued to such executive. The actual number of performance shares earned may vary from 0% to 200% of the target value, depending upon the level of achievement of the performance goals for the three-year measurement period.
In order for a named executive officer to earn the performance shares awarded in 2024, the Company’s average
Return on Invested Capital and average Organic Sales Growth over the three-year measuring period from January 1, 2024 to December 31, 2026 must exceed certain thresholds. If performance falls between the threshold and the target or between the target and the maximum performance goals specified in the award, the percentage of the award earned will be interpolated from 0% to 200% depending upon the level of achievement.

In 2022, performance shares were awarded to each of our named executive officers. In order for our executives to earn the performance shares awarded in 2022, the Company needed to achieve earnings from continuing operations before taxes, excluding special items, on a cumulative basis for the three-year measuring period from January 1, 2022 to
December 31, 2024, of approximately $287.4 million (i.e., the threshold performance goal) or more, with a maximum award resulting from achievement of earnings from continuing operations of approximately $431 million or more during the measurement period. The Company exceeded the threshold performance goal during the three-year measuring period, resulting in the achievement of performance shares at 50.7% of the target value. These shares will be issued in November
2025, subject to time-based vesting conditions and the other terms of the awards.
In 2021, performance shares were awarded to each of our named executive officers. In order for our executives to earn the performance shares awarded in 2021, the Company needed to achieve earnings from continuing operations before taxes, excluding special items, on a cumulative basis for the three-year measuring period from January 1, 2021 to
December 31, 2023, of approximately $296.3 million (i.e., the threshold performance goal) or more, with a maximum award resulting from achievement of earnings from continuing operations of approximately $444.5 million or more during the measurement period. The Company exceeded the threshold performance goal during the three-year measuring period, resulting in the achievement of performance shares at 68.3% of the target. These shares were issued in November 2024 and are reported in the Stock Vested for 2024 table below.
Clawback Policy
In October 2023, the Board of Directors adopted an amendment to the Company’s Clawback Policy, following the
New York Stock Exchange’s release of its final listing standards in accordance with Rule 10D-1 of the Securities Exchange
Act. The Clawback Policy provides that, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under the securities laws, the Compensation Committee shall recover from all current and former executive officers, any incentive-based compensation that would not otherwise have been received by such persons based on the restated results during the three years preceding the date the Company is required to prepare the restatement.
Insider Trading Policy
We adopted an Insider Trading Policy that governs the purchase, sale, and other dispositions of the Company’s securities by the Company and its directors, officers and employees. The policy includes prohibitions on trading while in possession of material nonpublic information, restrictions on hedging and pledging Company securities, and blackout periods for directors, executive officers and certain other designated employees, among other safeguards designed to promote compliance with insider trading laws, rules and regulations. Our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Stock Ownership Guidelines
To align directly the interests of executive officers with the interests of our shareholders, we established Stock
Ownership Guidelines for our executive officers. Our Stock Ownership Guidelines provide that executive officers are expected to own and hold a number of shares of Company Common Stock with a value that represents: (a) 600 percent of the base salary, with respect to our Chief Executive Officer, (b) 100 percent of their base salary, with respect to our Chief
Operating Officer, Chief Commercial Officer and Chief Financial Officer, (c) 50 percent of their base salary, with respect to our Chief Legal Officer and Chief Human Resources Officer, and (d) 30 percent of their base salary, with respect to each of our other executive officers of the Company. Stock ownership levels are expected to be achieved by each executive officer within a period of time determined at the discretion of the Compensation Committee.
Our Stock Ownership Guidelines also include a mandatory stock holding period policy which requires our executive officers to hold for a period of two years any stock acquired by them upon the exercise of stock options or lapse of restrictions on restricted stock or performance shares, net of the funds necessary to pay the exercise price of stock options or for payment of applicable taxes. The mandatory stock holding period does not apply to long-term retention restricted stock awards.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material
Nonpublic Information
In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our policies and practices related to the grant of certain equity awards close in time to the release of material non-public information. As discussed in more detail under “Elements of Compensation - Long-Term Incentive Compensation Program” above, the
Company’s A&R 2016 Omnibus Plan permits us to grant incentive and nonqualified stock options, stock appreciation rights, restricted stock units, and other stock-based awards to our officers, directors, employees and other eligible persons.
However, our Compensation Committee currently intends to grant only restricted stock and performance shares under our
A&R 2016 Omnibus Plan and, if approved by our shareholders, the 2025 Omnibus Plan. In 2024, the Company did not
grant stock options or stock appreciation rights to any named executive officer.
Termination-Based Compensation
In December 2001, we entered into a change in control or severance agreement with James J. Burke, our Chief
Operating Officer. Neither our Chief Executive Officer nor any of our other executive officers has a change in control or severance agreement. As discussed in more detail under “Severance and Change of Control Arrangements” below, Mr.
Burke is entitled to severance payments and continued health and life insurance coverage for a limited period of time, among other benefits, upon the termination of his employment pursuant to his Severance Compensation Agreement.
The Compensation Committee may adopt and maintain such agreements where it believes the arrangement will protect the interests of senior executives when a potential change of control could affect their job security. Since the agreements mitigate any concern these executive officers may have in connection with a termination of their employment by us, or a potential loss of employment as a result of a change in control, they promote the interests of shareholders by assuring that these executive officers focus on evaluating opportunities that are in our best interests, without concentrating on individual personal interests.
In addition, as discussed in more detail under “Severance and Change of Control Arrangements” below, our executive officers are eligible to receive termination-related benefits under the Company’s Supplemental Executive
Retirement Plan. Our 2006 Omnibus Incentive Plan, Amended and Restated 2016 Omnibus Incentive Plan and, if approved by our shareholders, 2025 Omnibus Incentive Plan also contain provisions that would accelerate the vesting of restricted stock upon certain events, including a change of control of the Company. We believe these severance and change of control benefits are an essential element of our executive compensation package and assist us in recruiting and retaining talented individuals.
Limitations on Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits our ability to claim a tax deduction for individual compensation paid to our executive officers that exceeds $1 million in any taxable year. In approving the amount and form of compensation for the Company’s executive officers, the Compensation Committee considers the potential impact of
Section 162(m), in addition to those factors discussed more fully in our “Compensation Discussion and Analysis” section above, under the heading “Compensation Philosophy and Primary Objectives”.
Perquisites and Other Benefits
We provide our executive officers certain perquisites and other benefits. We provide these benefits as an additional incentive for our executives and to remain competitive in the general marketplace for executive talent. The primary perquisite for our executive officers is an allowance for leasing an automobile and reimbursement of related expenses. In addition, our executives are also offered broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, accidental death and dismemberment insurance, Profit Sharing 401(K)
Capital Accumulation Plan, and ESOP.
Cautionary Statement
The information appearing in this Compensation Discussion and Analysis, and elsewhere in this Proxy Statement, as to performance metrics, objectives and targets relates only to incentives established for the purpose of motivating executives to achieve results that will help to enhance shareholder value. This information is not related to the Company’s expectations of future financial performance, and should not be mistaken for or correlated with any guidance that may be issued by the Company regarding its future earnings, free cash flow or other financial measures.

REPORT OF THE COMPENSATION AND
MANAGEMENT DEVELOPMENT COMMITTEE
The Compensation Committee of the Board of Directors has reviewed and discussed with management the
Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the
Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this Proxy Statement and that it be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation and Management Development Committee

Pamela S. Puryear, Ph.D. (Chair)	Patrick S. McClymont
Alejandro C. Capparelli	Joseph W. McDonnell
Pamela Forbes Lieberman	Alisa C. Norris
EXECUTIVE COMPENSATION AND RELATED INFORMATION
The following table sets forth the annual compensation paid by the Company during fiscal years 2024, 2023 and
2022 to our “named executive officers.” Under SEC rules, our named executive officers were: Eric P. Sills, Chairman of the Board, Chief Executive Officer & President; James J. Burke, Chief Operating Officer; Dale Burks, Chief Commercial
Officer & Executive Vice President; Nathan R. Iles, Chief Financial Officer; and Carmine J. Broccole, Chief Legal Officer
& Secretary.
Summary Compensation Table for 2024

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Eric P. Sills	2024	$742,000	$119,787	$611,183	$95,067	$1,568,037
Chairman of the Board,	2023	720,000	100,200	219,006	117,272	1,156,478
Chief Executive Officer &	2022	688,000	105,520	515,211	138,862	1,447,593
President

James J. Burke	2024	$728,000	$119,787	$599,604	$86,444	$1,533,835
Chief Operating Officer	2023	705,000	100,200	215,197	107,889	1,128,286
	2022	675,000	105,520	505,200	130,035	1,415,755

Dale Burks	2024	$599,000	$176,183	$492,916	$72,772	$1,340,871
Chief Commercial Officer &	2023	582,000	150,040	176,157	89,189	997,386
Executive Vice President	2022	557,000	171,695	413,183	108,384	1,250,262

Nathan R. Iles	2024	$576,000	$176,183	$473,894	$71,415	$1,297,492
Chief Financial Officer	2023	558,000	150,040	169,968	90,800	968,808
	2022	534,000	171,695	399,607	100,326	1,205,628

Carmine J. Broccole	2024	$550,000	$146,248	$325,156	$60,737	$1,082,141
Chief Legal Officer &	2023	533,000	124,990	116,645	73,524	848,159
Secretary	2022	510,000	145,315	273,307	85,212	1,013,834
_______________________________________________________
(1)The amounts in this column represent the grant date fair value of stock awards in the applicable year computed in accordance with ASC Topic 718 for restricted stock awards and performance share awards. The fair value of the performance share awards assumes the achievement of the target level of performance shares as the probable outcome. Assuming the achievement of the maximum level of performance shares, the above amounts for each person would be increased by the following fair value amounts in each of 2024, 2023, and 2022, respectively:
$59,893, $50,100, and $52,760 for Eric Sills, James Burke, Dale Burks and Nathan Iles, and $44,926, $37,575,
and $39,570 for Carmine Broccole. The amounts listed in the table do not reflect whether the named executive officers have actually realized a financial benefit from these awards. For a discussion of the valuation assumptions, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. See “Grants of Plan-Based Awards” and “Outstanding Equity Awards at
Fiscal Year-End” below for more information regarding our stock awards. In accordance with SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to vesting conditions.
(2)The amounts in this column constitute annual cash incentive awards. See “Grants of Plan-Based Awards” below for more information regarding annual incentive bonus awards.
(3)The amounts in this column represent car allowances for leased automobiles, Company contributions to the Profit
Sharing 401(K) Capital Accumulation Plan, ESOP and SERP programs on behalf of the named executive officers.
The Company contributions that were earned in 2024 (but paid in March 2025) into the individual 401(K), ESOP and SERP accounts of our named executive officers are set forth below:

Name	401(K)	ESOP	SERP

Eric Sills	$22,425	$6,055	$51,129
James Burke	$22,425	$6,055	$49,650
Dale Burks	$22,425	$6,055	$35,703
Nathan Iles	$22,425	$6,055	$33,280
Carmine Broccole	$22,425	$6,055	$26,697
Excluding the SERP contributions described above, the amount attributable to each perquisite for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such officer.
The following table sets forth certain information with respect to plan-based awards granted to the named executive officers during 2024.
Grants of Plan-Based Awards for 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Eric P. Sills	10/23/24	—	—	—	—	2,553	5,106	—	$59,893
	10/23/24	—	—	—	—	—	—	2,553	59,893
		$0	$472,960	$945,920	—	—	—	—	—

James J. Burke	10/23/24	—	—	—	—	2,553	5,106	—	$59,893
	10/23/24	—	—	—	—	—	—	2,553	59,893
		$0	$464,000	$928,000	—	—	—	—	—

Dale Burks	10/23/24	—	—	—	—	2,553	5,106	—	$59,893
	10/23/24	—	—	—	—	—	—	2,553	59,893
	10/23/24	—	—	—	—	—	—	2,553	56,396
		$0	$381,440	$762,880	—	—	—	—	—

Nathan R. Iles	10/23/24	—	—	—	—	2,553	5,106	—	$59,893
	10/23/24	—	—	—	—	—	—	2,553	59,893
	10/23/24	—	—	—	—	—	—	2,553	56,396

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value (4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
		$0	$366,720	$733,440	—	—	—	—	—

Carmine J. Broccole	10/23/24	—	—	—	—	1,915	3,830	—	$44,926
	10/23/24	—	—	—	—	—	—	1,915	44,926
	10/23/24	—	—	—	—	—	—	2,553	56,396
		$0	$251,620	$503,240	—	—	—	—	—
_______________________________________________________
(1)Represents possible threshold, target and maximum payout levels for fiscal year 2024 under our cash incentive bonus programs. Bonuses paid to the named executive officers are dependent on the level of achievement of certain management and company performance objectives. The actual bonuses paid to each named executive officer for 2024 are reported in the Summary Compensation Table for 2024 above. Additional information regarding our cash incentive bonus program is included in “Compensation Discussion and Analysis” above.
(2)These columns reflect threshold, target and maximum payout levels for performance share awards granted under our A&R 2016 Omnibus Plan. The performance share awards have a three-year vesting period and performance target goals relating to the Company’s return on invested capital and organic sales growth, measured over a three-
year period. To the extent that the Company does not achieve the threshold level of performance during the measuring period, these performance shares will not be issued. Performance shares were issued to the named executive officers in 2024 at a 68% payout level with respect to the performance share awards granted in 2021, because the Company achieved the applicable financial goals for the 2021-2023 measuring period. Holders of performance share awards are not entitled to shareholder rights, including voting rights or dividends. To the extent that an officer ceases to be an employee of the Company before the end of the vesting period, the entire performance share award will be forfeited. Additional information regarding our A&R 2016 Omnibus Plan is included in the “Compensation Discussion and Analysis” section above.
(3)This column reflects the number of shares of both standard and long-term retention restricted stock awards issued under our A&R 2016 Omnibus Plan. Shares of restricted stock have a three-year or longer vesting period and are not entitled to dividends; however, holders of restricted stock are entitled to voting rights. To the extent that an officer ceases to be an employee of the Company before the end of the vesting period, the entire unvested portion of the restricted stock award will be forfeited, except as otherwise provided in the applicable award agreement.
See related discussion in “Compensation Discussion and Analysis” above. These awards are also described in
“Outstanding Equity Awards at Fiscal Year-End” below.
(4)The ASC Topic 718 per share value of the target performance share awards, standard restricted stock awards, and long-term retention restricted stock awards granted on October 23, 2024 is $23.46 per share, $23.46 per share, and
$22.09 per share, respectively.
The following table summarizes the equity awards that we have made to our named executive officers, which awards were outstanding as of December 31, 2024.
Outstanding Equity Awards at Fiscal Year-End for 2024

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)
Eric P. Sills	12/1/2010	5,000	(4)	$154,900	—	—

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)
Eric P. Sills (continued)	9/20/2011	5,000	(4)	$154,900	—	—
	10/9/2012	5,000	(4)	$154,900	—	—
	10/8/2013	5,000	(4)	$154,900	—	—
	10/7/2014	5,000	(4)	$154,900	—	—
	10/13/2015	4,000	(4)	$123,920	—	—
	9/22/2022	2,000	(3)	$61,960	2,000	$61,960
	10/25/2023	2,000	(3)	$61,960	2,000	$61,960
	10/23/2024	2,553	(3)	$79,092	2,553	$79,092

James J. Burke	9/22/2022	2,000	(3)	$61,960	2,000	$61,960
	10/25/2023	2,000	(3)	$61,960	2,000	$61,960
	10/23/2024	2,553	(3)	$79,092	2,553	$79,092

Dale Burks	12/1/2010	2,812	(4)	$87,116	—	—
	9/20/2011	2,812	(4)	$87,116	—	—
	10/9/2012	2,812	(4)	$87,116	—	—
	10/8/2013	2,812	(4)	$87,116	—	—
	10/7/2014	2,812	(4)	$87,116	—	—
	10/13/2015	2,250	(4)	$69,705	—	—
	10/20/2016	2,250	(4)	$69,705	—	—
	10/20/2017	1,406	(4)	$43,558	—	—
	10/11/2018	1,125	(4)	$34,853	—	—
	9/24/2019	1,125	(4)	$34,853	—	—
	9/29/2020	1,406	(4)	$43,558	—	—
	9/21/2021	1,406	(4)	$43,558	—	—
	9/22/2022	1,250	(4)	$38,725	—	—
	9/22/2022	2,000	(3)	$61,960	2,000	$61,960
	10/25/2023	1,000	(4)	$30,980	—
	10/25/2023	2,000	(3)	$61,960	2,000	$61,960
	10/23/2024	2,553	(4)	$79,092
	10/23/2024	2,553	(3)	$79,092	2,553	$79,092

Nathan R. Iles	9/24/2019	2,500	(4)	$77,450	—	—
	9/29/2020	2,500	(4)	$77,450	—	—
	9/21/2021	2,500	(4)	$77,450	—	—
	9/22/2022	2,500	(4)	$77,450	—	—
	9/22/2022	2,000	(3)	$61,960	2,000	$61,960
	10/25/2023	2,000	(4)	$61,960	—	—
	10/25/2023	2,000	(3)	$61,960	2,000	$61,960
	10/23/2024	2,553	(4)	$79,092	—	—
	10/23/2024	2,553	(3)	$79,092	2,553	$79,092

Carmine J. Broccole	12/1/2010	5,000	(4)	$154,900	—	—
	9/20/2011	5,000	(4)	$154,900	—	—
	10/9/2012	5,000	(4)	$154,900	—	—
	10/8/2013	5,000	(4)	$154,900	—	—
	10/7/2014	5,000	(4)	$154,900	—	—

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1)
Carmine J. Broccole (continued)	10/13/2015	4,000	(4)	$123,920	—	—
	10/20/2016	4,000	(4)	$123,920	—	—
	10/20/2017	2,500	(4)	$77,450	—	—
	10/11/2018	2,000	(4)	$61,960	—	—
	9/24/2019	2,000	(4)	$61,960	—	—
	9/29/2020	2,500	(4)	$77,450	—	—
	9/21/2021	2,500	(4)	$77,450	—	—
	9/22/2022	2,500	(4)	$77,450	—	—
	9/22/2022	1,500	(3)	$46,470	1,500	$46,470
	10/25/2023	2,000	(4)	$61,960	—	—
	10/25/2023	1,500	(3)	$46,470	1,500	$46,470
	10/23/2024	2,553	(4)	$79,092	—	—
	10/23/2024	1,915	(3)	$59,327	1,915	$59,327
_______________________________________________________
(1)The market value is based on the closing price of the Company’s Common Stock of $30.98 per share as of
December 31, 2024.
(2)Performance share awards vest on November 9th of the calendar year that includes the third anniversary of the date of grant, provided that certain performance goals have been met at the end of the three-year measuring period. Please refer to “Compensation Discussion and Analysis” above for additional information regarding equity awards granted under our A&R 2016 Omnibus Plan.
(3)Standard restricted stock awards vest on November 9th of the calendar year that includes the third anniversary of the date of grant.
(4)Long-term retention restricted stock awards vest in increments upon the executive reaching 60 (25% vests), 63
(25% vests) and 65 (balance vests) years of age.
The following table provides additional information relating to the vesting of restricted stock and performance shares previously granted to the named executive officers during the year ended December 31, 2024. None of the named executive officers has outstanding options to purchase shares of Company Common Stock.
Stock Vested for 2024

	Stock Awards
Name (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Eric P. Sills	3,366	$117,743
James J. Burke	3,366	$117,743
Dale Burks	4,366	$152,723
Nathan R. Iles	3,366	$117,743
Carmine J. Broccole	2,525	$88,325
_______________________________________________________
(1)Eric P. Sills, James J. Burke, Dale Burks, and Nathan R. Iles each acquired 2,000 shares upon the vesting of a standard restricted stock award, and 1,366 shares upon the vesting of a performance share award. In addition, Dale
Burks acquired 1,000 shares upon the vesting of a long-term retention restricted stock award. Carmine J. Broccole acquired 1,500 shares upon the vesting of a standard restricted stock award, and 1,025 shares upon the vesting of a performance share award.
(2)The market value of the shares acquired by the named executive officers upon the vesting of the standard restricted stock (standard awards and long-term retention awards) and performance share awards is based on the closing price of the Company’s Common Stock of $34.98 per share on November 7, 2024, the vesting date of such stock awards.
The following table shows the aggregate earnings and balances for each of our named executive officers under our
Supplemental Executive Retirement Plan as of December 31, 2024.
Nonqualified Deferred Compensation for 2024

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Withdrawals/ Distribution	Aggregate Balance at Last FYE
Eric P. Sills	$67,271	$75,133	$202,298	—	$1,790,586
James J. Burke	—	$73,057	$382,598	—	$2,857,750
Dale Burks	—	$55,211	$208,048	—	$1,395,412
Nathan R. Iles	$28,650	$52,091	$210,485	—	$1,484,971
Carmine J. Broccole	—	$39,533	$151,678	—	$1,039,991
_______________________________________________________
(1)The amounts shown in this column reflect amounts contributed in 2024.
(2)Earnings are not above market and therefore are not reportable in the Summary Compensation Table. See
“Severance and Change of Control Arrangements—Defined Contribution Plan” below for further information.
The following table presents information on our existing equity plans as of December 31, 2024, under which shares of the Company’s Common Stock are authorized for issuance.
Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	929,024	(1)	$26.82	186,973	(2)

Equity compensation plans not approved by security holders	─		$—	─

All plans	929,024	(1)	$26.82	186,973	(2)
_______________________________________________________
(1)Represents shares covered by outstanding unvested long-term retention restricted stock awards issued under our
2006 Omnibus Incentive Plan, and outstanding unvested awards of restricted stock (standard awards and long-
term retention awards) and performance shares issuable under our Amended and Restated 2016 Omnibus
Incentive Plan.
(2)Represents shares of the Company’s Common Stock issuable under our Amended and Restated 2016 Omnibus
Incentive Plan.

Pay Versus Performance
The following table (“PvP Table”) and related disclosures provide information about (i) the total compensation
(“SCT Total”) of our principal executive officer (“PEO”) and our named executive officers other than our PEO
(collectively, the “Other NEOs”) as presented in the Summary Compensation Table, beginning on page 41, (ii) the compensation actually paid (“CAP”) to our PEO and Other NEOs, as calculated pursuant to Item 402(v) of Regulation S-
K, (iii) certain financial performance measures of the Company for the periods presented, and (iv) the relationship of the
CAP to those financial performance measures.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non- PEO Named Executive Officers(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based On		Net Income (Dollars in thousands)	Adjusted EPS
					Company Total Shareholder Return(3)	Index Total Shareholder Return(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$1,568,037	$1,241,294	$1,313,585	$1,039,643	$65.89	$86.10	$28,476	$3.33
2023	1,156,478	1,408,737	985,660	1,229,380	81.80	108.43	34,352	2.98
2022	1,447,593	763,999	1,221,370	684,855	69.31	101.83	55,435	3.66
2021	1,743,163	2,270,639	1,467,329	1,880,164	101.61	150.65	90,954	4.54
2020	1,638,568	1,057,567	1,360,632	1,000,800	76.80	123.10	57,393	3.69
_______________________________________________________
(1)“PEO” refers to Eric P. Sills for each fiscal year presented (Columns (b) and (c)).
(2)“Other NEOs” refers to James J. Burke, Dale Burks, Nathan R. Iles and Carmine J. Broccole for 2024, 2023, 2022
and 2021, and Lawrence I. Sills, James J. Burke, Dale Burks, Nathan R. Iles and Carmine J. Broccole for 2020
(Columns (d) and (e)).
With respect to Columns (c) and (e), assumptions made in the valuation of the equity awards added or subtracted in determining the amount of executive compensation actually paid for each of the fiscal years presented did not differ materially from those disclosed in determining the grant date fair value. For a discussion of the valuation assumptions, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)Columns (f) and (g) state the cumulative total shareholder return, assuming the reinvestment of dividends, on the
Company’s Common Stock and the S&P 1500 Auto Parts & Equipment Index, respectively, as of the end of each fiscal year presented, calculated based on the value of a $100 investment in the Company’s Common Stock and the index on December 31, 2019. The S&P 1500 Auto Parts & Equipment Index is a combination of automotive parts and equipment companies within the S&P 400, the S&P 500 and the S&P 600. It is the same index used by the Company for purposes of satisfying Item 201 of Regulation S-K.

Adjustments to Calculate Compensation Actually Paid to PEO (Column (c)) and Average Compensation Actually
Paid to Other NEOs (Column (e))
The table below describes certain adjustments required by SEC rules to calculate the CAP for our PEO (Column (c)) from the SCT Total for our PEO (Column (b)).

	2024	2023	2022	2021	2020
Adjustments for Stock Awards
SCT Total	$1,568,037	$1,156,478	$1,447,593	$1,743,163	$1,638,568
(Deduct): Aggregate grant date fair value for stock awards included in SCT Total for the covered fiscal year.	(119,787)	(100,200)	(105,520)	(138,440)	(144,280)
Add: Fair value at covered fiscal year end of awards granted during the covered fiscal year that were outstanding and unvested at covered fiscal year end.	122,988	128,790	111,963	174,215	132,038
Add (Deduct): Change as of the covered fiscal year end (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year that were outstanding and unvested at covered fiscal year end.	(313,686)	194,984	(625,514)	442,646	(478,062)
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which all vesting conditions were satisfied during the covered fiscal year.	(16,258)	28,685	(64,523)	49,054	1,471
(Deduct): Fair value at the end of the prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year.	-	-	-	—	(92,168)
CAP Amounts	$1,241,294	$1,408,737	$763,999	$2,270,639	$1,057,567
The table below describes certain adjustments required by SEC rules to calculate the average CAP for our Other NEOs
(Column (e)) from the average SCT Total for our Other NEOs (Column (d)).

	2024*	2023*	2022*	2021*	2020*
Adjustments for Stock Awards
SCT Total	$1,313,585	$985,660	$1,221,370	$1,467,329	$1,360,632
(Deduct): Aggregate grant date fair value for stock awards included in SCT Total for the covered fiscal year.	(154,600)	(131,318)	(148,556)	(196,162)	(191,186)
Add: Fair value at covered fiscal year end of awards granted during the covered fiscal year that were outstanding and unvested at covered fiscal year end.	161,055	169,834	157,888	249,094	175,870
Add (Deduct): Change as of the covered fiscal year end (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year that were outstanding and unvested at covered fiscal year end.	(265,779)	154,118	(484,055)	323,321	(266,325)
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which all vesting conditions were satisfied during the covered fiscal year.	(14,617)	51,085	(61,792)	36,582	(9,065)
(Deduct): Fair value at the end of the prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year.	-	-	-	—	(69,126)
CAP Amounts	$1,039,643	$1,229,380	$684,855	$1,880,164	$1,000,800
*Amounts presented are averages for the Other NEOs as a group.

For 2024, we used the following financial performance measures to link executive compensation to Company performance.
Financial Performance Measures
Adjusted EPS
Adjusted Free Cash Flow Conversion
Return on Invested Capital
Organic Sales Growth
Business growth
The measures “Adjusted EPS” and “Adjusted Free Cash Flow Conversion” are financial measures used to determine the achievement of a portion of the annual cash incentive awards of our PEO and Other NEOs in 2024, which represent approximately 70% of the executive’s total target cash incentive award for the year. Adjusted EPS is calculated by dividing net earnings attributable to the Company by the weighted average common shares outstanding during the period, adjusted for significant, non-reoccurring and non-operational gains or losses to provide a view of the Company with respect to ongoing operating results. Adjusted Free Cash Flow Conversion represents operating cash flow as a percentage of net income, adjusted for significant, non-reoccurring and non-operational gains or losses.
The measures “Return on Invested Capital” and “Organic Sales Growth” are financial measures used to determine the achievement of the performance share awards granted to our PEO and Other NEOs in 2024. Return on Invested Capital
is calculated by dividing net earnings (before interest and after tax) by total capital invested. Organic Sales Growth is calculated based on the year-over-year improvement in net sales, excluding the impact of acquisitions.
The measure “business growth” is a financial measure used to determine the achievement of a portion of the annual cash incentive awards of our PEO and Other NEOs in 2024 based on MBO goals, which collectively represent approximately 30% of the executive’s total target cash incentive award for the year. The measure is based on the aggregate dollar value of new business awarded in the year, less business lost.
Relationship Between Compensation Actually Paid and Performance
The following graphs show the relationships between the compensation actually paid (“CAP”) to our PEO and Other
NEOs, as calculated pursuant to Item 402(v) of Regulation S-K, and: (i) the Company’s Adjusted EPS (Column (i) of the
PvP Table), (ii) the Company’s net income (Column (h) of the PvP Table), and (iii) the cumulative total shareholder return
(“TSR”) on the Company’s Common Stock and the S&P 1500 Auto Parts & Equipment Index (Columns (f) and (g) of the
PvP Table, respectively).

Pay Ratio
The median of the annual compensation paid by the Company during fiscal year 2024 to all employees (excluding our Chief Executive Officer) is estimated to be approximately $20,868 (referred to as the “2024 Median Compensation”).
The ratio of the 2024 Median Compensation to the annual compensation of Eric P. Sills, our Chairman of the Board, Chief
Executive Officer and President, for fiscal year 2024, which is described in the Summary Compensation Table for 2024 above, is estimated to be one to seventy-five.
We identified our median employee as of December 31, 2024, using payroll records that reflected total wages and other compensation paid to our employees during fiscal year 2024, as reported to the U.S. Internal Revenue Service on
Form W-2 and the equivalent for our non-U.S. employees. Adjustments were made to annualize the compensation of all permanent employees (full-time or part-time) who were employed for less than the full fiscal year, and to convert to U.S.
dollars any compensation paid to our employees in currencies other than U.S. dollars using the relevant exchange rate at year-end. In identifying our median employee, we excluded approximately 550 employees of Nissens North America, Inc.
and SMP Nissens III ApS and its direct and indirect subsidiaries (collectively, “Nissens”) in accordance with SEC rules, following our completion of the acquisition of Nissens in November 2024. We believe the resulting ratio is a reasonable estimate calculated in a manner consistent with the compensation disclosure rules of the SEC.

Severance and Change of Control Arrangements
Severance Compensation Agreement
In December 2001, we entered into a Severance Compensation Agreement with James J. Burke. Mr. Burke’s
Severance Compensation Agreement provides that if a change in control of the Company occurs and, within 12 months thereafter, Mr. Burke’s employment is terminated by the Company without cause or by Mr. Burke for certain specific reasons, then he will receive severance payments and certain other benefits. The specific reasons which allow Mr. Burke to resign and receive the benefits are: (1) a reduction in status, position or reporting responsibility; (2) a reduction in his annual rate of base salary; and (3) relocation of more than 15 miles from the Company’s current office.
If Mr. Burke resigns for one of the specific reasons, or is terminated without cause, he will be entitled to receive:
(1) a severance payment equal to three times his base salary plus standard bonus, payable over a two year period on a pro rata, semi-monthly basis; (2) continued participation for a period of 36 months in group medical, dental and/or life insurance plans; (3) exclusive use of a company automobile for the duration of the lease then in effect; and (4)
outplacement services.
For purposes of the agreement, a change in control of the Company means the occurrence of any of the following events: (1) a sale of all or substantially all of the assets of the Company to any person or group other than certain designated individuals; or (2) any person or group, other than certain designated individuals, become the beneficial owner or owners of more than 50% of the total voting stock of the Company, including by way of merger, consolidation or otherwise.
Defined Contribution Plan
The Company has established a defined contribution Supplemental Executive Retirement Plan (SERP) for our
executive officers and other eligible employees. The purpose of this plan is to enable the Company to supplement the benefits under the Company’s Profit Sharing 401(K) Capital Accumulation Plan as well as to provide a means whereby certain amounts payable by the Company to our executive officers may be deferred to some future period. To the extent that an eligible employee retires or is terminated, their accounts in the SERP shall be paid either in a lump sum or over a period of time, at the election of the employee. In the event of a change of control of the Company, the Company shall, as soon as possible, but in no event longer than 60 days following the change of control event, make an irrevocable contribution to a rabbi trust established under the plan in an amount that is sufficient to pay each SERP participant or beneficiary the benefits to which SERP participants or their beneficiaries would be entitled pursuant to the terms of the
SERP as of the date on which the change of control event occurred. Upon a change of control event, each participant’s account shall be fully vested.
Defined Benefit Pension Plan
The Company maintains a defined benefit unfunded Supplemental Executive Retirement Plan. The benefits under this plan are in addition to any benefits payable to participants under the Company’s Profit Sharing 401(K) Capital
Accumulation Plan and the defined contribution SERP. As of the date of this Proxy Statement, there are no participants in the defined benefit Supplemental Executive Retirement Plan.
Amended and Restated 2016 Omnibus Incentive Plan (the “A&R 2016 Omnibus Plan”)
As previously discussed under “Compensation Discussion and Analysis” above, we grant our named executive officers shares of restricted stock. Under the terms of the A&R 2016 Omnibus Plan, any unvested shares of restricted stock will immediately vest upon death, retirement at or after the age of 65, total disability, or upon a change in control of the
Company. For purposes of the A&R 2016 Omnibus Plan, a “change of control” means any of the following events:
(a)Any person, other than certain designated persons, becomes the beneficial owner of 30% or more of the total voting stock of the Company;
(b)Individuals who constituted the Board as of the date that the A&R 2016 Omnibus Plan was originally approved by the shareholders of the Company (or their successors) cease for any reason to constitute at least a majority of the Board;

(c)Consummation of a reorganization, merger, or consolidation of the Company, in each case unless, all or substantially all of the beneficial owners of the Company before such event hold more than 50% of the voting stock after such event; or
(d)Any person, other than certain designated persons, acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the
Company.
The following table shows the estimated benefits payable to our named executive officers following both a change in control of the Company and a hypothetical termination of employment as of December 31, 2024 under the severance and change in control arrangements discussed immediately above.
Estimated Benefits upon Termination Following a Change in Control

Name	Severance Compensation Agreement Amount (1)	SERP Amount (2)	Early Vesting of Restricted Stock (3)	Other (4)	Total
Eric P. Sills	$—	$1,790,586	$1,101,432	$—	$2,892,018
James J. Burke	3,576,000	2,857,750	203,012	158,672	6,795,434
Dale Burks	—	1,395,412	1,127,176	—	2,522,588
Nathan R. Iles	—	1,484,971	653,864	—	2,138,835
Carmine J. Broccole	—	1,039,991	1,749,379	—	2,789,370
_______________________________________________________
(1)This amount represents three times the sum of the executive officer’s 2024 base salary and standard bonus and would be payable over a two year period on a semi-monthly basis.
(2)This amount represents contributions under the SERP that would be made upon a change of control. Absent a change of control, if the executive officer retired or was terminated at December 31, 2024, this amount would be paid either in a lump sum or over a period of time, at the election of the officer.
(3)This amount represents the closing price of our Common Stock on December 31, 2024 of $30.98 per share multiplied by the outstanding number of shares of restricted stock for each executive as follows: Eric Sills –
35,553 shares; James Burke – 6,553 shares; Dale Burks – 36,384 shares; Nathan Iles – 21,106; and Carmine
Broccole – 56,468 shares. Absent a change of control, if James J. Burke retired at December 31, 2024, his restricted stock awards would have immediately vested under the terms of the awards because he has reached the age of 65.
(4)For James J. Burke, this amount represents Company payments for (a) group medical, dental and/or life insurance plans for a 36 month period, (b) use of a company automobile for the duration of the lease then in effect, and (c)
the cost of outplacement services, pursuant to the terms of the Severance Compensation Agreement.
Risk Considerations in our Compensation Program
Our Compensation Committee has analyzed the concept of risk as it relates to our compensation program for all employees. The Compensation Committee does not believe our compensation program encourages excessive or inappropriate risk taking because the Company does not use highly leveraged incentives that drive risky short-term behavior. As we discussed previously with respect to our named executive officers in the Compensation Discussion and
Analysis, we structure our short-term (cash) incentive programs and long-term (equity) incentive programs to promote the creation of long-term value and discourage behavior that leads to excessive risk:
•We structure our pay to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of the Company’s stock price so that employees do not feel pressured to focus exclusively on stock price performance to the detriment of other important business goals. The variable portions of compensation (cash and equity incentives) are designed to reward both short-term and long-term corporate performance. For short-term performance, our cash bonus is awarded based on the achievement of both Company financial objectives and management performance goals. For long-term performance, our restricted stock and performance share awards vest over three years or a longer period of time.

•We cap our short-term (cash) incentive program awards at 200% of the applicable target, which we believe mitigates excessive risk taking by limiting payouts. Awards in excess of the 200% target, but not more than 300%
of the applicable target, may be carried into the following year, subject to the risk of forfeiture depending upon the following year’s performance. Furthermore, since our short-term (cash) incentives are based on overall corporate performance, rather than individual performance, the ability of an individual executive to increase his or her own incentive-based compensation through excessive risk taking is constrained.
•We adopted strong governance policies related to our incentive plans, such as our Stock Ownership Guidelines,
Clawback Policy, and anti-hedging and pledging policies, to mitigate potential excessive risk-taking behaviors.
Certain Relationships and Related Person Transactions
Our Board has adopted a written policy relating to the approval or ratification of transactions between the
Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or five percent or greater shareholder of the Company since the beginning of the last fiscal year and their immediate family members. The Company’s policies and procedures apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest.
Our policy requires that all related person transactions be disclosed to the Governance Committee (with respect to directors) or the Audit Committee (with respect to executive officers). The applicable committee then reviews the material facts of such related person transactions and either approves or disapproves of the entry into or ratifies the related person transaction. In determining whether to approve or ratify a related person transaction, the applicable committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, our policy provides that any related person transaction may be consummated or continue if (1) the transaction is approved by the disinterested members of the Board or (2) the transaction involves compensation approved by the Company’s Compensation Committee. No director shall participate in the approval of a transaction for which he or she is the related person but may participate in any discussion regarding such transaction if requested by the Chair of the applicable committee.
During 2024, the son of Carmine J. Broccole, Chief Legal Officer, was employed in a non-executive role by the
Company and earned compensation in excess of $120,000. The total compensation for this employee is similar to that paid for comparable positions at the Company and in line with the Company’s practice of targeting pay to be at or near the median range of similar-type compensation for our peer group. In addition, this employee was eligible to receive standard benefits applicable to all Company employees. The Audit Committee reviewed and approved this related person transaction.
In May 2023, Lawrence I. Sills, our former Chairman of the Board and the father of Eric P. Sills, current
Chairman of the Board, Chief Executive Officer & President, assumed the role of Chairman Emeritus of the Company.
During fiscal year 2024, Mr. Sills continued to serve in this role and, in consideration for such services, Mr. Sills received an annual retainer in excess of $120,000 in addition to reimbursement for meeting travel expenses, and coverage under our medical, dental and vision insurance plans. The Governance Committee reviewed and approved the related person transaction.
The son of Ray Nicholas, Chief Information Officer & Vice President Information Technology, is presently employed in a non-executive role by the Company. His total compensation is expected to exceed $120,000 during fiscal year 2025. The total expected compensation for this employee is similar to that paid for comparable positions at the
Company and in line with the Company’s practice of targeting pay to be at or near the median range of similar-type compensation for our peer group. In addition, this employee is eligible to receive standard benefits applicable to all
Company employees. The Audit Committee reviewed and approved this related person transaction.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.
The Audit Committee is currently comprised of six directors who are “independent” as defined under the listing standards of the New York Stock Exchange. The Audit Committee met four times in 2024 and operates under a written charter adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the
Audit Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.
The Audit Committee also reviewed with KPMG LLP, the Company’s independent registered public accounting firm, that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting, and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the
Public Company Accounting Oversight Board and the SEC, including the scope of the auditor’s responsibilities and whether there are any significant accounting adjustments or any disagreements with management. In addition, the Audit
Committee discussed with KPMG LLP the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by applicable requirements of the Public Company Accounting
Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.
The Audit Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of
Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 for filing with the SEC.
Audit Committee

Pamela Forbes Lieberman (Chair)	Joseph W. McDonnell
Alejandro C. Capparelli	Alisa C. Norris
Patrick S. McClymont	Pamela S. Puryear, Ph.D.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2026 ANNUAL MEETING
Shareholder proposals submitted for inclusion in next year’s Proxy Statement pursuant to the provisions of Rule
14a-8 of the Exchange Act must be received by the Secretary of the Company no later than December 16, 2025. With respect to any shareholder proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2026 annual meeting, rules of the SEC permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal no later than March 1, 2026, and advises shareholders in the 2026 Proxy
Statement about the nature of the matter and how management intends to vote on such matter; or (2) receives notice of the proposal later than March 7, 2026. All shareholder proposals must be addressed to the Secretary of the Company at the address stated at the end of this section.
Shareholders nominating director candidates pursuant to procedures set forth in our By-Laws and the provisions of Rule 14a-19 of the Exchange Act must be received by the Secretary of the Company no later than February 14, 2026, and no earlier than January 15, 2026. All shareholder recommendations and nominations must be addressed to the
Secretary of the Company at the following address:
Standard Motor Products, Inc.
37-18 Northern Blvd.
Long Island City, New York 11101
Attn: Carmine J. Broccole, Secretary

ANNUAL REPORT ON FORM 10-K
The Company’s 2024 Annual Report has been mailed to shareholders. A copy of the Company’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2024 is included in the 2024 Annual Report and will also be furnished to any shareholder who requests the same free of charge (except for exhibits thereto for which a nominal fee covering reproduction and mailing expenses will be charged). Requests should be addressed to the
Secretary of the Company at 37-18 Northern Blvd., Long Island City, NY 11101. The 2024 Annual Report is also available on our website at smpcorp.com under “For Investors – Financial Presentations & Documents.”
“HOUSEHOLDING” OF PROXY MATERIALS
AND ANNUAL REPORTS FOR RECORD OWNERS
The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses and our environmental footprint. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy included with this Proxy Statement and shareholders of record voting by telephone or over the Internet can choose this option by following the instructions provided by telephone or over the
Internet, as applicable. Once given, a shareholder’s consent will remain in effect until such shareholder revokes it by notifying our Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting the Secretary of the Company as described above.
OTHER MATTERS
On the date this Proxy Statement went to press, management knew of no other business that will be presented for action at the Annual Meeting. In the event that any other business should come before the Annual Meeting, it is the intention of the proxy holders named by proxy to take such action as shall be in accordance with their best judgment.

By Order of the Board of Directors

Carmine J. Broccole
Chief Legal Officer & Secretary
Dated: April 15, 2025

APPENDIX A
Standard Motor Products, Inc.
2025 Omnibus Incentive Plan

Effective May 15, 2025

Standard Motor Products, Inc.
2025 Omnibus Incentive Plan

Article 1.                 Establishment, Purpose, and Duration

1.1              Establishment. Standard Motor Products, Inc., a New York corporation (hereinafter referred to as the
“Company”), establishes this incentive compensation plan to be known as the Standard Motor Products, Inc. 2025
Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights,
Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-
Based Awards.

Upon its effectiveness, the Plan shall supersede the Existing Equity Plans (as defined herein), to the extent the
Existing Equity Plans are still in effect, such that no further awards shall be made under the Existing Equity Plans. This
Plan shall not, in any way, affect awards under the Existing Equity Plans that are outstanding as of the Effective Date. If the Company’s shareholders do not approve this Plan, no Awards will be made under this Plan.
The Plan shall be effective as of May 15, 2025. The Plan shall remain in effect as provided in Section 1.3 hereof.

1.2              Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third Party Service
Providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3              Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10)
years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.
Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a)
approval of this Plan by the Company’s shareholders, or (b) the Effective Date.

Article 2.                 Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1
“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the
Committee.

2.2
“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock
Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance
Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.3
“Award Agreement” means either (i) a written agreement entered into by the Company and a
Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The
Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.7
“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement (or similar agreement) between the Company, or an Affiliate, and a
Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or Director after reasonable notice to the Participant of that failure;

(b)	Misconduct that materially injures the Company or any Subsidiary or Affiliate;

(c)	Conviction of, or entering into a plea of nolo contendere to, a felony; or

(d)	Material breach of any written covenant or agreement with the Company or any Subsidiary or Affiliate.

2.8	“Change of Control” means the occurrence of any one of the following events with respect to the Company:

(a)
The acquisition by any Person of Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting
Securities”); provided, however, that for purposes of this Section 2.8, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of thirty percent (30%) or more of the
Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the
Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and
(iii) of Section 2.8(c); provided, however, the acquisition by any Person of Beneficial
Ownership of thirty percent (30%) or more of the combined voting power shall not constitute a Change of Control if Standard Motor Products, Inc. maintains a Beneficial
Ownership of more than fifty percent (50%) of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors;

(b)
Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent
Board”) cease for any reason to constitute at least a majority of the Board during any 12-
month period, provided that any individual becoming a Director subsequent to the
Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board;

(c)
Consummation of a reorganization, merger, or consolidation to which the Company is a party (a “Business Combination”), in each case unless, following such Business
Combination all or substantially all of the individuals and entities who were the
Beneficial Owners of Outstanding Company Voting Securities immediately prior to such
Business Combination beneficially own, directly or indirectly, more than fifty percent
(50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business
Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or

(d)
Any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s); provided, however, that a transfer of assets by the Company is not treated as a Change of Control if the assets are transferred to (A) a shareholder of the Company
(immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a Person that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all outstanding stock of the Company; or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in the previous subsection (C). For purposes of this paragraph, (1) gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets, and (2) a
Person’s status is determined immediately after the transfer of the assets; or

(e)
The approval by the shareholders of the Company and consummation of a complete liquidation or dissolution of the Company, provided that such event either (i) constitutes a Change in Control as such term is defined for purposes of Code Section 409A; or (ii)
satisfaction of the requirements for the event to constitute a Change in Control under
Code Section 409A is not required.

2.9
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10
“Committee” means the Compensation and Management Development Committee of the Board
or a subcommittee thereof, or any other committee designated by the Board to administer this
Plan. The members of the Committee shall (i) be appointed from time to time by and shall serve at the discretion of the Board, and (ii) consist of “non-employee directors” as defined in Section 16 of the Exchange Act. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11	“Company” or “Corporation” means Standard Motor Products, Inc., a New York corporation, and any successor thereto as provided in Article 20 herein.

2.12	“Director” means any individual who is a member of the Board of Directors of the Company.

2.13
“Disability” or “Disabled” means that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

2.14	“Effective Date” has the meaning set forth in Section 1.1.

2.15
“Employee” means any individual performing services for the Company, an Affiliate, or a
Subsidiary and designated as an employee of the Company, its Affiliates, and/or its Subsidiaries
on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.16	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17	“Existing Equity Plans” means the Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan (as amended and restated effective May 21, 2021) and the 2006 Omnibus Incentive Plan.

2.18
“Fair Market Value” or “FMV” means, on any given date, the closing price of a Share as reported on the New York Stock Exchange (“NYSE”) on such date, or if Shares were not traded on NYSE on such day, then on the next preceding day that Shares were traded on NYSE; in the event Shares are traded only on an exchange other than NYSE, references herein to NYSE shall mean such other exchange.

2.19	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.20	“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.21	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.22
“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.23
“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the
Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24	“Net Income” means the consolidated net income before taxes for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.25	“Nonemployee Director” means a Director who is not an Employee.

2.26
“Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.27	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.28	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.29	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.30	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.31	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.32	“Performance-Based Compensation” means compensation under an Award that is subject to performance-based criteria as a component of the Award.

2.33	“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan.

2.34
“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award which period may not be less than one (1) year, or, if less than one (1) year, such period of time designated by the Committee.

2.35
“Performance Share” means an Award under Article 9 herein and subject to the terms of this
Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36
“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.37
“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.38	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.39	“Plan” means this Standard Motor Products, Inc. 2025 Omnibus Incentive Plan.

2.40 2.41
“Plan Year” means the calendar year.
“Qualifying Retirement” means a Participant’s termination of Service occurring on or after the
Participant reaches age 65. A termination of Service will not be a Qualifying Retirement unless the
Participant (i) provides at least 30 days advance notice to the Company of the Participant’s intent to terminate Service, which requirement may be waived at the Company’s discretion; (ii) obtains approval from the Company for such termination of Service; and (iii) cooperates in good faith with all reasonable requests from the Company in connection with the transfer of the Participant’s work and responsibilities to a successor.

2.42	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.43	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Grant date.

2.44
“Service” means a Participant’s employment or service within the Company, Affiliate, and/or Subsidiary, whether as an Employee, Nonemployee Director, or a Third Party Service Provider. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.

2.45	“Share” means a share of common stock of the Company, $2.00 par value per share.

2.46	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.47
“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the
Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%)
by reason of stock ownership or otherwise.

2.48
“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3.                 Administration

3.1              General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2              Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 18, adopting modifications and amendments to this Plan or any
Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3              Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of
Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
3.5             Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary,
Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Nonemployee Directors that vest on the earlier of the one-
year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death,
Disability, other termination of Service, or a Change of Control, in the terms of the Award Agreement or otherwise.
Article 4.                 Shares Subject to this Plan and Maximum Awards

4.1             Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 and the
Share counting provisions below, as of the Effective Date, the maximum number of Shares that may be issued pursuant to
Awards granted under the Plan shall be: (i) 1,050,000, which includes all Shares available but not awarded under the
Existing Equity Plans; (ii) less one Share for every one Share subject to an award granted under the Existing Equity Plans after December 31, 2024 and prior to the Effective Date; (iii) plus any Shares related to Awards granted under the Existing
Equity Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for
Awards not involving Shares. The maximum number of Shares that may be issued pursuant to ISOs under this Plan shall be
1,050,000 Shares. On and after the Effective Date of the Plan, no awards may be granted under the Existing Equity Plans.

4.2              Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. With respect to Options and SARs, the number of Shares available for Awards under the Plan pursuant to
Section 4.1, shall be reduced by one Share for each Share covered by such Award or to which such Award relates. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of
Shares available for Awards under the Plan. In addition, any Shares related to Awards granted under this Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving
Shares, shall be available again for grant under this Plan. In no event, however, will the following Shares again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the
Participant in payment of the exercise price of an Option; (ii) Shares withheld from exercised Awards for tax withholding purposes; (iii) Shares subject to a SAR that are not issued in connection with the settlement of that SAR; and (iv) Shares repurchased by the Company with proceeds received from the exercise of an Option. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.
4.3              Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution
(other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the
Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the
Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 18 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5.                   Eligibility and Participation

5.1              Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third
Party Service Providers.

5.2              Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6.                 Stock Options

6.1              Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to
Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the
Committee, in its sole discretion; provided that ISOs may be granted only to Employees of the Company, a parent, or
Subsidiary (as permitted under Code Sections 422 and 424).

6.2              Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3              Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the
Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

6.4              Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the day before the tenth
(10 th ) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.
Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an
ISO) (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain
Participants due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.
6.5              Exercise of Options. Subject to Section 3.5, Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6              Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the
Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent;
(b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the
Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-
assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the
Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7              Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8              Termination of Service. Each Participant’s Award Agreement shall set forth the extent to which the
Participant shall have the right to exercise the Option following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9              Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.10           Vesting. An Option grant by its terms shall vest only after such period of time as the Committee shall determine and specify in the Award Agreement.
6.11          Incentive Stock Options Limitation. To the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year, under this Plan and/
or any other stock option plan of the Company, its Parent, or any Subsidiary, exceeds $100,000, such Options shall be treated as NQSOs. In addition, if a Participant does not remain employed as an Employee by the Company, Affiliate, or any Subsidiary at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an NQSO. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company, any Subsidiary, or any Affiliate, the Option Price of Shares subject to an ISO shall be at least equal to one hundred and ten percent (110%) of the Fair Market Value of such Shares on the ISO’s Grant Date.  In the case of a
Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary, or any Affiliate, no such ISO shall be exercisable later than the day before the fifth (5th) anniversary of the Grant Date.

Article 7.                  Stock Appreciation Rights

7.1              Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the
Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent
(100%) of the FMV of the Shares as determined on the Grant Date.

7.2              SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the
Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3              Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no
SAR shall be exercisable later than the tenth (10 th ) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.
Notwithstanding the foregoing, in the event that on the last business day of the term of an SAR (x) the exercise of the SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain Participants due to the
“black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty
(30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such SAR at the date the initial term would otherwise expire is above the Fair
Market Value.
7.4              Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5              Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6              Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with
Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7              Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any
Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

7.8              Vesting. A grant of SARs by its terms shall vest only after such period of time as the Committee shall determine and specify in the Award Agreement.

Article 8.                 Restricted Stock and Restricted Stock Units

8.1              Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units
to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted
Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2              Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted
Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of
Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3              Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any
Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted
Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such
Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4              Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the
Standard Motor Products, Inc. 2025 Omnibus Incentive Plan, and in the associated Award

Agreement. A copy of this Plan and such Award Agreement may be obtained from Standard
Motor Products, Inc.
8.5              Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award
Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of
Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6              Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s
Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award
Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted
Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7              Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of
Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the
Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a
Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

8.8              Vesting. A grant of Restricted Stock or Restricted Stock Units shall vest only after such period of time as the Committee shall determine and specify in the Award Agreement.

Article 9.                 Performance Units/Performance Shares

9.1              Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants
in such amounts and upon such terms as the Committee shall determine. Performance Units and Performance Shares that are earned (as described in Section 9.3) may be subject to vesting requirements as set forth in the applicable Award
Agreement. Except as the Committee may provide in the event of the death, Disability, involuntary termination without
Cause, or retirement of a Participant or in the event of a Change of Control, Performance Units and Performance Shares
may not vest prior to the expiration of at least one (1) year of a Performance Period.

9.2              Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance
Shares that may be earned by the Participant.

9.3              Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period and vesting period, if any, have ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the
Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4              Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned and vested Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award
Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned and vested Performance
Units/Performance Shares in the form of cash or in Shares (or in a combination thereof). Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5              Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s
Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award
Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or
Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10.              Cash-Based Awards and Other Stock-Based Awards

10.1          Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the
Committee may determine.

10.2          Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related
Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Any such grant shall be subject to a minimum vesting period of at least one (1) year, except as the Committee may provide in the event of the death,
Disability, involuntary termination without Cause, or retirement of a Participant or in the event of a Change of Control.
Notwithstanding the foregoing, unless otherwise provided by the Committee, any such Awards granted as Full Value
Awards shall not be subject to a vesting schedule. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3          Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of
Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4          Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a
Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or
Shares as the Committee determines.

10.5          Termination of Service. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s Service.
Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other
Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11.              Transferability of Awards

11.1          Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her
Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and
any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2          Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 12.             Performance Measures

12.1          Performance Measures. The performance goals upon which the payment or vesting of an Award depends may include, without limitation, the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share (basic or diluted);

(c)	Net sales or revenue growth;

(d)	Net operating profit;
(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, throughput, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Earnings before taxes;

(i)	Gross or operating margins;

(j)	Corporate value measures;

(k)	Capital expenditures;

(l)	Unit volumes;

(m)	Productivity ratios;

(n)	Share price (including, but not limited to, growth measures and total shareholder return);

(o)	Cost or expense;

(p)	Margins (including, but not limited to, debt or profit);

(q)	Operating efficiency;

(r)	Working capital targets or any element thereof;

(s)	Expense targets;

(t)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(u)
Strategic milestones (including, but not limited to, debt reduction, improvement of cost of debt, equity or capital, completion of projects, achievement of synergies or integration objectives, or improvements to credit rating, inventory turnover, weighted average cost of capital, implementation of significant new processes, productivity or production, product quality, and any combination of the foregoing);

(v)	Strategic sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development, and portfolio restructuring); and

(w)	Gross, operating, stockholder equity, or net worth.

Any one or more Performance Measure(s) may be used to measure the performance of any Participant, the
Company, Subsidiary, and/or Affiliate as a whole or any business unit or line of business of the Company, Subsidiary, and/
or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance
Measures on an absolute, gross, total, net per share, average, adjusted or relative basis (or measure based on changes therein), including, as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (n) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any
Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2          Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude, without limitation, the following events that occurs during a Performance Period: (a)
asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e)
extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

12.3          Adjustment of Performance-Based Compensation. The Committee shall retain the discretion to adjust such Awards upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4          Committee Discretion. In the event that applicable tax and/or securities laws change to permit
Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 13.               Nonemployee Director Awards

The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any Nonemployee Director, taken together with any cash fees paid during the fiscal year to the Nonemployee Director in respect of such  Nonemployee
Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $700,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board or for any Nonemployee Director for the year in which the Nonemployee
Director is first appointed or elected to the Board, provided that the Nonemployee Director receiving such additional compensation may not participate in the decision to award such compensation.

Article 14.              Treatment of Dividends and Dividend Equivalents

In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.
Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

Article 15.              Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the
Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 16.              Rights of Participants

16.1          Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or other Service, or service on the Board, at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or other Service, or service as a Director, employee, or Third Party Service Provider, for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the
Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2          Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3          Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such
Shares.

Article 17.Change of Control
17.1Change of Control of the Company.  Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change of Control, unless otherwise determined by the
Committee in connection with the grant of an Award as reflected in the applicable Award Agreement or other agreement between the Participant and the Company or a subsidiary or Affiliate.
(1)If, upon a Change of Control, a Participant receives a new Award which qualifies as a
“Replacement Award” (as defined below), the Award shall continue subject to the terms of the
Replacement Award.
(2)If, upon a Change of Control, the Company’s Shares are no longer being traded on the New
York Stock Exchange or another established securities market, and no Replacement Award is granted to a Participant, the unvested portion of an Award whose vesting is based only on a service requirement shall become immediately vested and exercisable, as applicable, upon the
Change of Control.
(3)Notwithstanding subparagraph (a) and except as may be otherwise provided in an Award
Agreement, upon a Change of Control, with respect to Awards that are Performance Shares or
Performance Units issued pursuant to Article 9 of this Plan, the Award shall be immediately earned, vested and payable, calculated based on target performance.  To the extent that, as of the
Change of the Control, any Awards that are Performance Shares or Performance Units have previously been earned but have not been paid solely because they are subject to additional time-based vesting, such earned but unvested Awards shall become immediately vested and payable upon the Change of Control at the amounts previously earned.
(4)Except as provided in subparagraph (c) or as otherwise provided in an Award Agreement, if, following a Change of Control, the Company’s Shares continue to be traded on the New York
Stock Exchange or another established securities market, outstanding Awards shall continue in effect and be treated as Replacement Awards as described in subparagraph (a).
(5)Notwithstanding any of subparagraphs (a), (b) or (d) of this Section 17.1, the Committee may, in its sole discretion, determine that any or all outstanding Awards granted under this Plan, whether or not exercisable, will be canceled and terminated, and that in connection with such cancellation and termination, the holder of such Award may receive for each Share subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor.
17.2Replacement Awards.  An Award shall be considered a Replacement Award if: (i) it has a value at least equal to the value of the Award it is replacing as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Award it is replacing (including the provisions that would apply in the event of a subsequent Change of Control).  Without limiting the generality of the foregoing, the Replacement
Award may take the form of a continuation of the Award it is replacing if the requirements of the preceding sentence are satisfied.  The determination of whether the conditions of this Section 17.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
17.3          Termination of Service. Upon a termination of Service of a Participant occurring in connection with or during the period of two (2) years after such Change of Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of Service, that the Participant held as of the date of the Change of Control or that constitute Replacement Awards, shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.
17.4Reduction of Excess Parachute Payments.  Except as may be provided in an employment or severance compensation agreement between the Company and the Participant, if, in connection with a Change of Control, a
Participant’s payment of any Awards will cause the Participant to be liable for federal excise tax under Code Section 4999 levied on certain “excess parachute payments” as defined in Code Section 280G (“Excise Tax”), then the payments made pursuant to the Awards shall be reduced (or repaid to the Company, if previously paid or provided) as provided below:
(a)     If the payments due upon of Change of Control under this Plan and any other agreement between a Participant and the Company, exceed 2.99 times the Participant’s “base amount,” as defined in Code Section 280G, a reduced payment amount shall be calculated by reducing the payments to the minimum extent necessary so that no portion of any payment, as so reduced or repaid, constitutes an excess parachute payment.  If it is determined that any Excise Tax is payable by a Participant, the Participant shall receive either (i) all payments otherwise due; or
(ii) the reduced payment amount described in the preceding sentence, whichever will provide the Participant with the greater after-tax economic benefit taking into account for these purposes any applicable Excise Tax.
(b)         Whether payments are to be reduced pursuant to this Section 17.4, and the extent to which they are to be so reduced, will be determined solely by the Committee, as constituted immediately before the Change of Control, in good faith, and the Committee will notify the Participant in writing of its determination.
(c)          In no event shall a Participant be entitled to receive any kind of gross-up payment or Excise Tax reimbursement from the Company.
Article 18.              Amendment, Modification, Suspension, and Termination

18.1          Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Board of
Directors may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award
Agreement in whole or in part; provided, however, that, (i) no Options or SARs issued under this Plan will be repriced, repurchased (including a cash buyout), replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, (ii) any amendment of the Plan must comply with the rules of the NYSE, and (iii) no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2          Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events . The
Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the
Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3          Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the
Participant holding such Award.

18.4          Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the
Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 18.4 to any Award granted under the Plan without further consideration or action.
Article 19.             Withholding

19.1          Tax Withholding. The Company shall have the power and the right to deduct or withhold from any amounts due and owing to the Participant, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2          Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to approval by the Committee, to satisfy the withholding requirement, in whole or in part, by having the
Company withhold whole Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory amount required to be withheld or such greater amount as the Committee may determine if such amount would not have adverse accounting consequences, as the Committee determines in its sole discretion. All such elections shall be irrevocable, and shall be subject to any restrictions or limitations that the Committee deems appropriate, in its sole discretion.

Article 20.             Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21.              General Provisions

21.1          Forfeiture Events.

(a)
All Awards to a Participant who is an officer subject to Section 16 of the Exchange Act, including the Chief Executive Officer and Chief Financial Officer of the Company, or as
otherwise defined by the Securities and Exchange Commission, shall be subject to forfeiture as provided under the Company’s recoupment and clawback policies in effect from time to time, including the Company’s Clawback Policy (“Policy”), adopted as of
October 3, 2023, as amended from time to time in the discretion of the Company. The
Policy shall be provided to affected Participants and which shall be considered incorporated into and made a part of this Plan and any Award Agreement issued to an affected Participant. Additionally, the Company shall also comply with any required reimbursement, forfeiture, or claw back rules issued in final form by the Securities and
Exchange Commission or other applicable agency.

(b)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.
Such events may include, but shall not be limited to, circumstances or events provided for under applicable securities laws, rules or statutes, termination of employment for
Cause, termination of the Participant’s Service, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its
Subsidiaries.

21.2          Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3          Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4          Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5          Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6          Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8          Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9          Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10      Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11      Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan.
Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the
Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of such amounts except as expressly set forth in this Plan.

21.12      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any
Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional
Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13      Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans, unless such other plan expressly provides that such compensation shall be taken into account in computing a
Participant’s benefit.

21.14      Deferred Compensation. If any Award would be considered deferred compensation as defined under
Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the
Secretary of the United States Treasury.

21.15      Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any
Participant.

21.16      No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Subsidiary or an
Affiliate to take any action which such entity deems to be necessary or appropriate.

21.17      Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of
New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award

Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the Southern District of New York, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
As evidence of its adoption of this Plan, the Company has caused this document to be executed by its duly authorized officer the 15th day of May, 2025.

STANDARD MOTOR PRODUCTS, INC.

By:
Name:	Nathan R. Iles
Title:	Chief Financial Officer

Standard Motor Products, Inc

STANDARD MOTOR PRODUCTS, INC.
37-18 NORTHERN BOULEVARD
LONG ISLAND CITY, NY 11101

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 14, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 12, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SMP2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 14, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 12, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70435-P28188 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STANDARD MOTOR PRODUCTS, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James J. Burke
02) Alejandro C. Capparelli
03) Pamela Forbes Lieberman
04) Patrick S. McClymont
05) Joseph W. McDonnell
06) Alisa C. Norris
07) Pamela S. Puryear, Ph.D.
08) Eric P. Sills

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Approval of the Standard Motor Products, Inc. 2025 Omnibus Incentive Plan.	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
4. Approval of non-binding, advisory resolution on the compensation of our named executive officers.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereto.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V70436-P28188

STANDARD MOTOR PRODUCTS, INC.
Annual Meeting of Shareholders
May 15, 2025 at 2:00 p.m. ET
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) of STANDARD MOTOR PRODUCTS, INC. (the "Company") hereby appoint(s) ERIC P. SILLS, JAMES J. BURKE and NATHAN R. ILES as Proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as designated on this Proxy, all of the shares of the Company's Common Stock held of record by the undersigned on April 4, 2025 at the Annual Meeting of Shareholders of the Company, to be held online at www.virtualshareholdermeeting.com/SMP2025, on May 15, 2025, or at any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR ALL" OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, 3 AND 4. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Continued and to be signed on reverse side